        As filed with the Securities and Exchange Commission on April 25, 2012

                                           1933 Act Registration No. 333-144272
                                             1940 Act Registration No. 811-4160
                                                             CIK No. 0000757552
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 7

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 31

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A
                          (Exact Name of Registrant)
                           Lincoln Ensemble III VUL

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             (Name of Depositor)
                         1300 South Clinton Street
                         Fort Wayne, Indiana 46802
          (Address of Depositor's principal executive offices)

                        Charles A. Brawley, III
                The Lincoln National Life Insurance Company
                      150 North Radnor Chester Road
                            Radnor, PA 19087
                  (Name and address of agent for service)

                               Copies to:
                            John L. Reizian
               The Lincoln National Life Insurance Company
                           350 Church Street
                           Hartford, CT 06103


Title and amount of Securities being registered:
Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2011 was filed on March 27, 2012.

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective:

      Immediately upon filing pursuant to paragraph (b)
-----

  X   On May 1, 2012 pursuant to paragraph (b)
-----

      60 days after filing pursuant to paragraph (a)(1)
-----
      On [date], pursuant to paragraph (a)(1) of Rule 485.
-----
Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

                                   MAY 1, 2012


                            LINCOLN ENSEMBLE III VUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648

This Prospectus describes the Lincoln ENSEMBLE III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN FUNDS INSURANCE SERIES
DELAWARE VIP TRUST
DWS INVESTMENTS VIT FUNDS
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
GOLDMAN SACHS VARIABLE INSURANCE TRUST
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
MFS(R) VARIABLE INSURANCE TRUST
PIMCO VARIABLE INSURANCE TRUST
PROFUNDS VP
T. ROWE PRICE EQUITY SERIES, INC.
VANGUARD VARIABLE INSURANCE FUND

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
POLICY BENEFITS/RISKS SUMMARY                                                3
POLICY RISKS                                                                 4
PORTFOLIO RISKS                                                              5
FEE TABLES                                                                   6
DEFINITIONS                                                                 12
THE COMPANY                                                                 13
THE SEPARATE ACCOUNT                                                        14
INVESTMENT AND FIXED ACCOUNT OPTIONS                                        17
   Separate Account Investments                                             17
   Investment Advisers and Objectives for Each of the Funds                 17
   Mixed and Shared Funding; Conflicts of Interest                          22
   Fund Additions, Deletions or Substitutions                               22
   General Account                                                          22
POLICY CHOICES                                                              23
   General                                                                  23
   Premium Payments                                                         23
   Modified Endowment Contract                                              23
   Compliance with the Internal Revenue Code                                24
   Backdating                                                               24
   Allocation of Premiums                                                   24
   Death Benefit Options                                                    25
   Transfers and Allocations to Funding Options                             26
   Telephone Transfers, Loans and Reallocations                             28
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)    28
POLICY VALUES                                                               29
   Accumulation Value                                                       29
   Unit Values                                                              29
   Net Investment Factor                                                    30
   Surrender Value                                                          30
CHARGES & FEES                                                              30
   Charges & Fees Assessed Against Premium                                  30
   Charges & Fees Assessed Against Accumulation Value                       31
   Charges & Fees Assessed Against the Separate Account                     32
   Charges Deducted Upon Surrender                                          32
   Surrender Charges on Surrenders and Withdrawals                          33
   Surrender Charges on Increases in Specified Amount                       33
POLICY RIGHTS                                                               33
   Surrenders                                                               33
   Withdrawals                                                              34
   Systematic Disbursements Program                                         34
   Grace Period                                                             35
   No-Lapse Guarantee                                                       35
   Reinstatement of a Lapsed or Terminated Policy                           35
   Coverage Beyond Insured's Attained Age 100                               36
   Right to Defer Payment                                                   36
   Policy Loans                                                             36
   Policy Changes                                                           37
   Right of Policy Examination ("Free Look Period")                         38
   Supplemental Benefits                                                    38
DEATH BENEFIT                                                               40
POLICY SETTLEMENT                                                           41
ADDITIONAL INFORMATION                                                      41
   Reports to Policyowners                                                  41
   Right to Instruct Voting of Fund Shares                                  42
   Disregard of Voting Instructions                                         42
   State Regulation                                                         43
   Legal Matters                                                            43
   Financial Statements                                                     43
   Employment Benefit Plans                                                 43
TAX MATTERS                                                                 44
   General                                                                  44
   Federal Tax Status of the Company                                        44
   Life Insurance Qualification                                             44
   Charges for Lincoln Life Income Taxes                                    47
MISCELLANEOUS POLICY PROVISIONS                                             47
   The Policy                                                               47
   Payment of Benefits                                                      47
   Suicide and Incontestability                                             47
   Protection of Proceeds                                                   47
   Nonparticipation                                                         47
   Changes in Owner and Beneficiary; Assignment                             48
   Misstatements                                                            48
APPENDIX A-ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH
   BENEFITS                                                                A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

     COVERAGE GUARANTEE: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

-    ACCESS TO CASH VALUE

     LOANS: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS

     After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

-    "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS

     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

-    INVESTMENT RISK

     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

-    POLICY VALUES IN THE GENERAL ACCOUNT

     If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

     Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.


     Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.


-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-    RISK OF LAPSE

     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS

     A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS

     Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the

Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------
Maximum Premium Load (1)            Each Premium Payment                    Guaranteed: 3% of premium in all years
                                                                            Current: 3% of premium in Policy Years 1-10,
                                                                            0% thereafter
------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)              Each Premium Payment                    2.5% of premium
------------------------------------------------------------------------------------------------------------------------
Federal Income Tax Charge (1)       Each Premium Payment                    1.25% of premium
------------------------------------------------------------------------------------------------------------------------
Surrender Charge (2)                Policy surrender, partial withdrawal,   MAXIMUM = $47.04 per $1,000 of Specified
                                    or decrease in Specified Amount in      Amount (Policy surrendered in 1st Policy
                                    first nine Policy Years and first       Year for male smoker age 68)
                                    nine years after any increase in
                                    Specified Amount                        MINIMUM = $.36 per $1,000 of Specified
                                                                            Amount (Policy surrendered in 9th Policy
                                                                            Year, for female non-smoker, ages 0 through
                                                                            15)

                                                                            For 42 year old, male non-smoker, Preferred
                                                                            Plus rating class:
                                                                               $12.28 per $1,000 of Specified Amount in
                                                                               Policy Year 1, declining to $2.45 per
                                                                               $1,000 of Specified Amount in Policy
                                                                               Year 9
------------------------------------------------------------------------------------------------------------------------
Transfer Fees                       Upon Transfer                           $0 on first 12 transfers in each Policy
                                                                            Year; $25 on each transfer thereafter on a
                                                                            current basis; $50 per transfer guaranteed
                                                                            maximum
------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                   Upon Withdrawal                         The lesser of $50 or 2% of the partial
                                                                            withdrawal amount.
------------------------------------------------------------------------------------------------------------------------
In-force Policy Illustrations       Upon Request                            $50 (3)
------------------------------------------------------------------------------------------------------------------------
Net Policy Loan Interest Rate (4)   Upon each Policy Anniversary or, when   Type A Loan: 0% (5)
                                    applicable, loan repayment, Policy      Type B Loan: 1% annually (5)
                                    surrender, reinstatement of Policy or
                                    death of the Insured
------------------------------------------------------------------------------------------------------------------------

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year:

                SURRENDER CHARGE AS
               PERCENTAGE OF INITIAL
POLICY YEAR      SURRENDER CHARGE
-----------    ---------------------
   0-5                 100%
     6                  80%
     7                  60%
     8                  40%
     9                  20%
    10+                  0%

     For more information and an example, see "Charges Deducted upon Surrender" at page 30 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page (33).

     THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                           WHEN CHARGE IS
CHARGE                     DEDUCTED         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------
Cost of Insurance          Monthly on       Minimum: $0.06 per $1,000
(per $1,000 of net         Monthly          Maximum: $83.33 per $1,000
amount at risk) (1), (5)   Anniversary
                           Date             For 42 year old male non-smoker,
                                            Preferred Plus rating class:
                                               Current: $0.05 per $1,000
                                               Guaranteed: $0.30 per $1,000
--------------------------------------------------------------------------------------
Acquisition Charge         Monthly on       Maximum: $1.33 per $1,000 in Policy Year 1
(per $1,000 of Specified   Monthly             $0.67 per $1,000 in Policy Year 2
Amount) (2), (5)           Anniversary         $0.00 thereafter
                           Date
                                            For 42-year old male, non-smoker,
                                            Preferred Plus rating class:
                                               $0.25 per $1,000 in Policy Year 1;
                                               $0.12 per $1000 in Policy Year 2.
--------------------------------------------------------------------------------------
Mortality and Expense      Accrued Daily    Maximum:
Risk Charge (3)                                Policy Years 1-25: 0.85% annually
                                               Policy Years 26+:  0.60% annually
                                            Current:
                                               Policy Years 1-25: 0.60% annually
                                               Policy Years 26+:  0.10% annually
--------------------------------------------------------------------------------------
Administrative Expense     Monthly on       $10 per month
Charge                     Monthly
                           Anniversary
                           Date
--------------------------------------------------------------------------------------
Tax Charge                 Each Valuation   Currently none (4)
                           Period
--------------------------------------------------------------------------------------

(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 29.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 29.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 30 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                            WHEN CHARGE IS
                            DEDUCTED               AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------
Accelerated Benefit         Deducted from          $250
                            benefit payment
-----------------------------------------------------------------------------------------------------------------
Accidental Death Benefit    Monthly on             $0.07 - $0.16 per $1000 of Insurance Risk (1), (9)
                            the Monthly
                            Anniversary Date
                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $0.08 per $1,000 of Insurance Risk
-----------------------------------------------------------------------------------------------------------------
Additional Coverage         Cost of Insurance      Minimum: $0.06 per $1,000
                            (per $1,000 of net     Maximum: $83.33 per $1,000
                            amount at
                            risk) (8) (9)
                                                   For 42 year old male non-smoker, Preferred Plus rating class:
                                                      Current: $0.05 per $1,000
                                                      Guaranteed: $0.30 per $1,000

                            Unit Expense Charge,   $0.01 per $1,000 of Rider Specified Amount
                            Deducted Monthly
                            on the Monthly
                            Anniversary Date

                            Rider Acquisition      $0.04 to $1.33 per $1000 of Rider Specified Amount in Rider
                            Charge, Deducted       Year 1; $0.02 to $0.67 per $1,000 of Rider Specified Amount in
                            Monthly on the         Rider Year 2; $0.00 thereafter (2), (9)
                            Monthly Anniversary
                            Date                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $0.25 per $1,000 of Rider Specified Amount in Rider Year 1;
                                                      $0.12 of Rider Specified Amount in Rider Year 2.

                            Rider Surrender        $2.61 - $52.07 per $1000 of Rider Specified Amount in Rider
                            Charge                 Years 1 through 9 (3), (9)

                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of
                                                      Rider Specified Amount in Policy Year 9
-----------------------------------------------------------------------------------------------------------------
Automatic Increase          Monthly on             Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount
                            the Monthly            (4), (9)
                            Anniversary Date
                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $0.01 per $1,000 of Rider Specified Amount
-----------------------------------------------------------------------------------------------------------------
Children's Term Insurance   Monthly on             $.50 per $1000 of Death Benefit
                            the Monthly
                            Anniversary Date
-----------------------------------------------------------------------------------------------------------------
Death Benefit Maintenance   Beginning at           $6.80 per $1,000 of rider amount, offset by reduction in
                            Attained Age 90,       Cost of Insurance
                            Monthly on
                            the Monthly
                            Anniversary Date
-----------------------------------------------------------------------------------------------------------------

                            WHEN CHARGE IS
                            DEDUCTED               AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------
Disability Waiver of        Monthly on             4.8% - 23.7% increase in monthly charges (5), (9)
Deductions                  the Monthly
                            Anniversary Date
                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      7.5% increase in monthly charges
-----------------------------------------------------------------------------------------------------------------
Disability Waiver of        Monthly on             $0.017 - 0.14 per $1 of Specified Premium waived (6), (9)
Specified Premium           the Monthly
                            Anniversary Date
                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $0.05 per $1 of Specified Premium waived
-----------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit    Monthly on             $0.01 per $1000 of Specified Amount.
                            the Monthly
                            Anniversary Date
-----------------------------------------------------------------------------------------------------------------
Guaranteed Insurability     Monthly on             $0.03 - $0.16 per $1,000 of Specified Amount (7), (9)
Rider                       the Monthly
                            Anniversary Date
                                                   35 year old male non-smoker, Preferred Plus rating class:
                                                      $0.11 per $1,000 of Specified Amount (10)
-----------------------------------------------------------------------------------------------------------------
Spouse Term Rider           Monthly on             $0.07 - $25.48 per $1,000 of Death Benefit (8), (9)
                            the Monthly
                            Anniversary Date
                                                   42 year old female non-smoker, Preferred Plus rating class:
                                                      $.20 per $1,000 of Death Benefit
-----------------------------------------------------------------------------------------------------------------
Supplemental Coverage       COI Charge,            $0.06 - $83.33 per $1,000 of Net Amount at Risk attributable
Rider                       Deducted Monthly       to the Rider (8), (9)
                            on Monthly
                            Anniversary Date
                                                   42 year old male non-smoker, Preferred Plus rating class:
                                                      $0.30 per $1,000 of Rider Specified Amount

                            Rider Acquisition      $0.04 to $1.33 per $1,000 of Rider Specified Amount in Rider
                            Charge, Deducted       Year 1 and $0.02 to $0.67 per $1,000 of Rider Specified Amount
                            Monthly on Monthly     in Rider Year 2 (2), (9)
                            Anniversary Date

                                                   42 year old male non-smoker, Preferred Plus rating class (8):
                                                      $.25 per $1,000 of Rider Specified Amount in Rider Year 1
                                                      and $.12 per $1,000 of Rider Specified Amount in Rider Year 2

                           Unit Expense            Guaranteed: $0.01 per $1,000 Rider Specified Amount
                           Charge, deducted
                           Monthly on Monthly
                           Anniversary date
-----------------------------------------------------------------------------------------------------------------

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3) This charge varies depending on the Issue Age, risk classification and sex of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy. See note (2) on page 7.

(4)  The monthly rate for this rider is based on Issue Age of the Insured.

(5) The charge percentage for this rider is based on Attained Age of the Insured.

(6) The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.

(7) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(8) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(9) The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(10) This rider is not available to Insureds beyond Issue Age 40.

     THE FOLLOWING TABLE SHOWS THE ANNUAL FUND FEES AND EXPENSES THAT ARE DEDUCTED DAILY FROM THE PORTFOLIOS IN WHICH YOUR SUB-ACCOUNT INVESTS. THE TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY DURING THE TIME YOU OWN YOUR POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

These fees and expenses may change at any time.

                                CHARGES ASSESSED
                          AGAINST THE UNDERLYING FUNDS


                                               MAXIMUM   MINIMUM
                                               -------   -------
Total management fees, distribution and/or
   service (12b-1) fees, and other expenses    1.96%(1)   0.26%



(1) The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.32%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-258-3648.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--The Lincoln National Life Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the no-lapse guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

LOAN VALUE--Generally, 100% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the either date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT JF-A OR THE SEPARATE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY


The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.


At December 31, 2011 the Company and its subsidiaries had total assets of approximately $202.7 billion and had $522.0 billion of insurance in force, while total assets of Lincoln National Corporation were $202.9 billion


We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-453-8588; option 5 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

DIVISIONS. The Policies presently offer fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

FUND PARTICIPATION AGREEMENTS

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, DWS VIP Trust, Fidelity(R) Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

DISTRIBUTION OF THE POLICIES AND COMPENSATION

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

     SELECTING INVESTMENT OPTIONS

     - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

     - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS

     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

     American Century Variable Portfolios, Inc.
     American Funds Insurance Series
     Delaware VIP Trust
     DWS Investments VIT Funds
     Fidelity(R) Variable Insurance Products Fund ("VIP")
     Franklin Templeton Variable Insurance Products Trust
     Goldman Sachs Variable Insurance Trust
     Lincoln Variable Insurance Products Trust ("LVIP")
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP
     T. Rowe Price Equity Series, Inc.
     Vanguard Variable Insurance Fund

     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

     On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series:
     High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial

Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


PORTFOLIO NAME                            OBJECTIVE                               MANAGER
-------------------------------------------------------------------------------------------------------------
American Growth Fund (Class 2)            Growth of capital                       Capital Research and
                                                                                  Management Company
                                                                                  ("Capital")
Fidelity(R) VIP Growth Portfolio          Capital appreciation.                   Fidelity Management &
   (Initial Class)                                                                Research Company
                                                                                  ("FMR")
Goldman Sachs VIT Strategic Growth        Long-term growth of capital.            Goldman Sachs
   Fund (Institutional Shares)                                                    Asset Management, L.P.
LVIP Capital Growth Fund                  Capital growth.                         Wellington Management
   (Standard Class)                                                               Company, LLP
                                                                                  ("Wellington")
LVIP Delaware Growth and Income Fund(4)   Capital appreciation.                   Delaware Management Company
   (Service Class)                                                                ("DMC")
LVIP T. Rowe Price Growth Stock Fund      Long-term growth of capital.            T. Rowe Price
   (Standard Class)                                                               Associates, Inc.
ProFund(R) VP Large-Cap Growth            Tracks the daily performance of the     ProFund Advisors LLC
                                          S&P 500/Citigroup Large Growth Index.   ("ProFund")
-------------------------------------------------------------------------------------------------------------


                                   LARGE CORE

PORTFOLIO NAME                            OBJECTIVE                               MANAGER
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio   Long-term capital appreciation.         FMR
   (Initial Class)
LVIP SSgA S&P 500 Index Fund(1)           Replicate S&P 500 Index.                State Street Global
   (Standard Class)                                                               Advisors (SSgA) Funds
                                                                                  Management, Inc.
                                                                                  ("SSgA")
-------------------------------------------------------------------------------------------------------------

                                   LARGE VALUE


PORTFOLIO NAME                            OBJECTIVE                               MANAGER
-------------------------------------------------------------------------------------------------------------
American Growth-Income Fund               Long-term growth of capital and         Capital
   (Class 2)                              income.
Fidelity(R) VIP Equity-Income Portfolio   Reasonable income.                      FMR
   (Initial Class)
LVIP MFS Value Fund                       Capital appreciation.                   Massachusetts Financial
   (Standard Class)                                                               Services Company
                                                                                  ("MFS")
ProFund(R) VP Large-Cap Value             Tracks the daily performance of the     ProFund
                                          S&P 500/Citigroup Large Value Index.
-------------------------------------------------------------------------------------------------------------


                                 MID-CAP GROWTH

PORTFOLIO NAME                            OBJECTIVE                               MANAGER
-------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Fund           Capital appreciation.                   Turner Investment Partners
   (Standard Class)
-------------------------------------------------------------------------------------------------------------

                                  MID-CAP CORE


PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio    Long-term growth of capital               FMR
   (Service Class 2)
Vanguard(R) VIF Mid-Cap              Track the MSCI US Mid-Cap 450 Index.      The Vanguard Group
   Index Portfolio
---------------------------------------------------------------------------------------------------


                                  MID-CAP VALUE

PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
American Century VP Value Fund       Long-term capital growth;                 American Century
   (Class II)                        Income is a secondary.                    Investment
                                                                               Management, Inc.
LVIP Mid-Cap Value Fund              Long-term capital appreciation.           Wellington
   (Standard Class)
---------------------------------------------------------------------------------------------------

                                SMALL-CAP GROWTH


PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP Portfolio    Replicate Russell 2000(R) Index before    Deutsche
   (Class B)                         deduction of expenses
LVIP SSgA Small-Cap Index Fund       Replicate the Russell 2000(R) Index(2).   SSgA
   (Standard Class)
ProFund(R) VP Small-Cap Growth       Tracks the daily performance of the       ProFund
                                     S&P SmallCap 600/Citigroup Growth Index.
Vanguard(R) VIF Small Company        Long-term capital appreciation.           The Vanguard Group
   Growth Portfolio
---------------------------------------------------------------------------------------------------


                                 SMALL-CAP VALUE


PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value       Long-term total return.                   Franklin Advisory
   Securities Fund (Class 2)                                                   Services, LLC
LVIP Columbia Value Opportunities    Long-term capital appreciation.           Columbia
   Fund (Standard Class)                                                       Management
                                                                               Advisors, LLC

ProFund(R) VP Small-Cap Value        Tracks the daily performance of the       ProFund
                                     S&P SmallCap 600/Citigroup Value Index.
---------------------------------------------------------------------------------------------------


                           INTERNATIONAL LARGE GROWTH


PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
American Century VP International    Capital growth.                           American Century
   Fund (Class I)                                                              Global Investment
                                                                               Management, Inc.
LVIP MFS International Growth        Long-term capital appreciation.           Marsico Capital
   Fund (Standard Class)                                                       Management, LLC
ProFund(R) VP Asia 30                Tracks the daily performance of the       ProFund
                                     ProFunds Asia 30 Index.
ProFund(R) VP Europe 30              Tracks the daily performance of the       ProFund
                                     ProFunds Europe 30 Index.
---------------------------------------------------------------------------------------------------


                            INTERNATIONAL LARGE CORE

PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund           Long-term growth of capital.              Templeton Investment
   (Standard Class)                                                            Counsel, LLC
---------------------------------------------------------------------------------------------------

                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                       OBJECTIVE                                 MANAGER
---------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities   Long-term capital growth.                 Templeton Investment
   Fund (Class 2)                                                              Counsel, LLC
---------------------------------------------------------------------------------------------------

                                     SECTOR


PORTFOLIO NAME                            OBJECTIVE                                             MANAGER
------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                  Total return.                                         MFS
   (Initial Class)
ProFund(R) VP Financials                  Tracks the daily performance of the Dow Jones         ProFund
                                          U.S. Financial Index.
ProFund(R) VP Health Care                 Tracks the daily performance of the Dow Jones         ProFund
                                          U.S. Healthcare Index.
ProFund(R) VP Technology                  Tracks the daily performance of the Dow Jones         ProFund
                                          U.S. Technology Index.
Vanguard(R) VIF REIT Index                Track the MSCI US REIT Index.                         The Vanguard Group
   Portfolio
------------------------------------------------------------------------------------------------------------------


                                  FIXED INCOME


PORTFOLIO NAME                            OBJECTIVE                                             MANAGER
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond     Current income.                                       FMR
   Portfolio (Service Class 2)
LVIP Delaware Bond Fund(4)                Maximum current income.                               DMC
   (Service Class)
Delaware VIP(R) High Yield Series(3)      Total return and secondary high current income.       DMC
   (Standard Class)
PIMCO VIT Total Return Portfolio          Total return and income.                              PIMCO
   (Administrative Class)
ProFund(R) VP Rising Rates Opportunity    Tracks to one and one-quarter times (1.25%)           ProFund
                                          the inverse (opposite) of the daily movement of the
                                          most recently issued 30-year U.S. Treasury Bond.
ProFund(R) VP U.S. Government Plus        Tracks to one and one-quarter times (1.25%)           ProFund
                                          the inverse (opposite) of the daily movement of the
                                          most recently issued 30-year U.S. Treasury Bond.
------------------------------------------------------------------------------------------------------------------


                                ASSET ALLOCATION


PORTFOLIO NAME                            OBJECTIVE                                             MANAGER
------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile Conservative       High current income and growth of capital.
   Fund(5) (Standard Class)
   (formerly LVIP Conservative Profile
   Fund)
LVIP Protected Profile Moderate           Balance between high current income and growth of
   Fund(5) (Standard Class)               capital.
   (formerly LVIP Moderate Profile
   Fund)
LVIP Protected Profile Growth Fund(5)     Balance between high current income and growth of
   (Standard Class)                       capital.
   (formerly Moderately Aggressive
   Profile Fund)
LVIP SSgA Global Tactical Allocation      Long-term growth of capital.
   Fund(5) (Standard Class)
LVIP Protected Profile 2010 Fund(5)       Total return with emphasis on high current income.
   (Standard Class)
LVIP Protected Profile 2020 Fund(5)       Total return with increased emphasis on capital
   (Standard Class)                       preservation as target date approaches.
LVIP Protected Profile 2030 Fund(5)       Total return with increased emphasis on capital
   (Standard Class)                       preservation as target date approaches.
------------------------------------------------------------------------------------------------------------------

                                ASSET ALLOCATION


PORTFOLIO NAME                            OBJECTIVE                                             MANAGER
------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile 2040 Fund(5)       Total return with increased emphasis on capital
   (Standard Class)                       preservation as target date approaches.

LVIP Delaware Foundation(R)               Current income and preservation of capital with       DMC
   Conservative Allocation Fund(4)        capital appreciation.
   (Service Class)
------------------------------------------------------------------------------------------------------------------


                                  MONEY MARKET

PORTFOLIO NAME                            OBJECTIVE                                             MANAGER
------------------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                    Current income/Preservation of capital.               DMC
   (Standard Class)
------------------------------------------------------------------------------------------------------------------

                                RESTRICTED FUNDS

PORTFOLIO NAME
--------------------------------------------------------------------------------
MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price VIP Mid-Cap Growth (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.
--------------------------------------------------------------------------------


(1) "Standard & Poor's(R)", "S&P 500(R)", Standard & Poor's 500(R)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.

(3) Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4) Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.

(5) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions;
     (b) the shares of a Portfolio are no longer available for investment; or
     (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

          (a)  to operate the Separate Account in any form permitted by law;

          (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

          (c) to transfer assets from one Division to another, or from any Division to our general account;

          (d)  to add, combine, or remove Divisions in the Separate Account;

          (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 31; and

          (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-    GENERAL ACCOUNT

     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

     The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

     Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

POLICY CHOICES

-    GENERAL

     The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

     The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-    PREMIUM PAYMENTS

     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

     If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 32).

     We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

     In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-    MODIFIED ENDOWMENT CONTRACT

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

-    COMPLIANCE WITH THE INTERNAL REVENUE CODE

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-    BACKDATING

     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-    ALLOCATION OF PREMIUMS

     We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

     You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

     OPTION I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

     OPTION II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or
     (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

     OPTION III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

     The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

     DEATH BENEFIT QUALIFICATION TEST

     You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

     The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

     Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
                       (ATTAINED AGE OF THE INSURED AT THE
                         BEGINNING OF THE CONTRACT YEAR)

 AGE    %    AGE    %    AGE    %     AGE     %
----   ---   ---   ---   ---   ---   -----   ---
0-40   250%   50   185%   60   130%     70   115%
  41   243    51   178    61   128      71   113
  42   236    52   171    62   126      72   111
  43   229    53   164    63   124      73   109
  44   222    54   157    64   122      74   107
  45   215    55   150    65   120   75-90   105
  46   209    56   146    66   119      91   104
  47   203    57   142    67   118      92   103
  48   197    58   138    68   117      93   102
  49   191    59   134    69   116     94+   101

     The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

     Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

     The tests differ as follows:

     (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

     (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

     (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

     (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

     You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

    The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                  CASH VALUE    GUIDELINE
                                 ACCUMULATION    PREMIUM
                                     TEST         TEST
                                 ------------   ---------
Specified Amount                    100,000      100,000
Accumulation Value                   52,500       52,500
Corridor Percentage                     288%         215%
Total Premiums less Withdrawals      15,000       15,000
Death Benefit Option I              151,200      112,875
Death Benefit Option II             152,500      152,500
Death Benefit Option III                N/A      115,000

     Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

     Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

     After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

     The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

     We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

     In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

     However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

     However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

     We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

     In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

     We have the right to terminate, suspend or modify these provisions.

     The company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer is received.

     You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

     You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.


     Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so. We reserve the right to modify these restrictions.


     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

     You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

     (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)   all withdrawals from the Division during the current Valuation
           Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

     We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as
     (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i) is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

     (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

     (iii) is the Type B loan balance at the beginning of the Policy Year; and

     (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

     See "Policy Loans" for a description of Type B loans.

-    UNIT VALUES

     We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the sum of:

          (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

     (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

     Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES

     Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto
     Rico) the following fees and charges:

     - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

     - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

     - a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

     The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

     For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

     The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

     MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

     i)   the Cost of Insurance for the Policy (as described below), plus

     ii)  a Monthly Administrative Fee of $10, plus

     iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

     iv)  the cost of optional benefits provided by rider, plus

     v) a monthly Acquisition Charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

     vi)  the cost of optional benefits provided by rider.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

     i)   is the current Cost of Insurance Rate as described in the Policy;

     ii)  is the death benefit at the beginning of the policy month divided by
          1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

     iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

     The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

     ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second

     Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

     To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

     ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

     We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

-    CHARGES DEDUCTED UPON SURRENDER

     If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

     The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, sex of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

     For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

              SURRENDER CHARGE
               AS PERCENTAGE OF
              INITIAL SURRENDER
POLICY YEAR        CHARGE*
-----------   -----------------
    0-5              100%
      6               80%
      7               60%
      8               40%
      9               20%
     10+               0%

*    May be lower at some ages

     For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:

POLICY YEAR   SURRENDER CHARGE
-----------   ----------------
   0-5            $1,228.00
     6            $  982.40
     7            $  736.80
     8            $  491.20
     9            $  245.60
    10+                   0

     We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.

     The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

     The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.

     A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-    SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.

     We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

     We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

-    SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

     Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

     The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

     OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

-    SURRENDERS

     By Written Request, you may surrender or exchange the Policy under Code
     Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

-    WITHDRAWALS

     By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

     - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

     - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

     If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

     If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

     If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)

-    SYSTEMATIC DISBURSEMENTS PROGRAM

     The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

     In order to be eligible to participate in the Program your policy must qualify as follows:

     -    There must be a minimum of $25,000 Surrender Value in the policy.

     -    The policy must have reached its fifth policy anniversary.

     - The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

     -    The minimum systematic disbursement amount must be at least $100.

     If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

     - You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

     - The fee that you will be charged will be the Administrative Fee of $50.

     - Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

     - The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

     - Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

     - Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.


     When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.


-    GRACE PERIOD

     Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

     Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

     If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-    NO-LAPSE GUARANTEE

     A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.

     There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

     -    if you have selected Death Benefit Option III;

     -    if you have selected the Automatic Increase Rider;

     -    if you change your Death Benefit from Option I to Option II;

     -    if your Policy lapses and is subsequently reinstated.

-    REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

     If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

     -    The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

     -    We must receive evidence of insurability satisfactory to us.

     - We must receive a premium payment sufficient, after deduction of any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.

     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

     - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

     The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

-    COVERAGE BEYOND INSURED'S ATTAINED AGE 100

     At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

     - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

     -    The Death Benefit Option in effect may not be changed;

     -    No further premiums will be accepted;

     -    No further Monthly Deductions will be taken;

     -    The Monthly Accumulation Value Adjustment will no longer apply;

     - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

     - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-    RIGHT TO DEFER PAYMENT

     Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or
     (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

     We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the


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     Separate Account, which will have a permanent effect on the Accumulation
     Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

     We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

     If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     INCREASE OR DECREASE IN SPECIFIED AMOUNT

     You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, so long as you send a written request to our Service Office. However:

     -    Any increase or decrease must be at least $25,000.

     -    You must be under Attained Age 86 at the time you request an increase.

     -    Any increase or decrease will affect your cost of insurance charge.

     - Any increase or decrease may affect the monthly Accumulation Value Adjustment.

     -    We may require evidence of insurability for an increase.

     - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

     - Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.


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     -    We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

     -    Any increase will result in a new Surrender Charge.

     -    We will assess a pro rata Surrender Charge on decreases.

     - Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium.

     -    There must be 12 months between increases or decreases.

     - Any decrease may result in federal tax implications (See "Federal Tax Matters").

     -    No decrease may decrease the Specified Amount below $25,000.

     - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

     - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

     CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option is subject to the following conditions:

     - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

     -    There will be no change in the Surrender Charge.

     - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

     - If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

     - If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

     - If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

     - If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

     -    Changes from Option I or II to Option III are not allowed.

     We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

     If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:

     - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

     - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

     - ADDITIONAL COVERAGE RIDER--provides coverage in addition to the base coverage provided by the Policy.

          The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a

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          future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender
          Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

          The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy Specified Amount to determine the Death Benefit, the Net Amount at Risk and the Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

          There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and 12 of the Prospectus.

          The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

          There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

     - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

     - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

     - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

     - DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly

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          Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

     - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

     - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

     - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

     - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

     Rider features and availability will vary by state.

     Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The

Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available Settlement Options.


If you request a lump sum settlement of the Death Benefits proceeds and the amount of proceeds is over $10,000, the money will be placed into a SECURELINE(R) account in your name or the name of the beneficiary if appropriate. SECURELINE(R) is a service we offer to help manage the surrender proceeds. With SECURELINE(R), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You (or the beneficiary) are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing a check, we will send a checkbook so that access may be had to the account by writing a check. The proceeds may be left in this account, or checks may be written right away. If the entire proceeds are desired immediately, a check may be written for the entire account balance. The SECURELINE(R) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. If requested, proceeds may be paid directly to the designated receipant instead of applied to the SECURELINE(R) account. As of January 17, 2012, we will no longer offer SECURELINE(R) for withdrawals or surrenders. SECURELINE(R) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SECURELINE(R) for death benefit proceeds.


Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that a tax advisor be consulted to determine the tax consequences associated with the payment of interest on amounts in the SECURELINE(R) account. The balance in the SECURELINE(R) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the SECURELINE(R) account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. A fee may be charged for any request to stop payment or if a check is presented for payment without sufficient funds.

ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2.   A statement of all premiums paid and all charges incurred;

     3.   The balance of outstanding Policy Loans for the previous Policy year;

     4.   Any reports required by the 1940 Act.

     Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive

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     Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

     We will promptly mail confirmation notices at the time of the following transactions:

     1.   Policy placement;

     2.   receipt of premium payments;

     3.   initial allocation among Divisions on the Allocation Date;

     4.   transfers among Divisions;

     5.   change of premium allocation;

     6.   change between Death Benefit Options;

     7.   increases or decreases in Specified Amount;

     8.   withdrawals, surrenders or loans;

     9.   receipt of loan repayments;

     10.  reinstatements; and

     11.  redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

     Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

-    DISREGARD OF VOTING INSTRUCTIONS

     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or


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     unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

     Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

     In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    RESTRICTIONS ON FINANCIAL TRANSACTIONS

     In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

     Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or
     (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

-    LEGAL PROCEEDINGS


     In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

     After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


-    FINANCIAL STATEMENTS

     The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

-    GENERAL

     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

     The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


     A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.


     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.


     The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.


     If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers
     59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

     We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

     The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

     In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

     Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-    CHARGES FOR LINCOLN LIFE INCOME TAXES

     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

     All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

     The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

     The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .54% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .41% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2011. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .41% expense figure is an arithmetic average of the annual expenses of the LVIP Funds, the AFIS Portfolios, the American Century VP Portfolios, the Delaware VIP High Yield Series, the Goldman Sachs Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Total Return Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each

     Division for the Mortality and Expense Risks Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.55%, 4.45% and 10.45%, respectively, on a current basis, and -1.80%, 4.20% and 10.20% on a guaranteed basis.


     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    12% (10.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 12% (10.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):  $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100           1,246           0     100,000        1,079           0    100,000
  2         4,305           2,795       1,304     100,000        2,425         934    100,000
  3         6,620           4,678       3,187     100,000        4,064       2,573    100,000
  4         9,051           6,751       5,260     100,000        5,837       4,346    100,000
  5        11,604           9,038       7,547     100,000        7,757       6,266    100,000
  6        14,284          11,566      10,373     100,000        9,838       8,645    100,000
  7        17,098          14,361      13,467     100,000       12,092      11,190    100,000
  8        20,053          17,449      16,853     100,000       14,533      13,937    100,000
  9        23,156          20,866      20,568     100,000       17,179      16,881    100,000
 10        26,414          24,639      24,639     100,000       20,048      20,048    100,000
 15        45,315          50,897      50,897     100,000       38,815      38,815    100,000
 20        69,439          95,313      95,313     116,282       69,741      69,741    100,000
 25       100,227         169,639     169,639     196,782      122,997     122,997    142,677
 30       139,522         296,160     296,160     316,891      210,837     210,837    225,595
 35       189,673         509,143     509,143     534,600      355,576     355,576    373,355
 40       253,680         862,760     862,760     905,898      585,594     585,594    614,874
 45       335,370       1,443,866   1,443,866   1,516,059      940,957     940,957    988,004
 50       439,631       2,415,606   2,415,606   2,439,762    1,519,070   1,519,070  1,534,260


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.95% on the current basis and 10.45% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    12% (10.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 12% (10.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):  $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100           1,246           0     100,000       1,079           0    100,000
  2         4,305           2,795       1,304     100,000       2,425         934    100,000
  3         6,620           4,678       3,187     100,000       4,064       2,573    100,000
  4         9,051           6,751       5,260     100,000       5,837       4,346    100,000
  5        11,604           9,038       7,547     100,000       7,757       6,266    100,000
  6        14,284          11,566      10,373     100,000       9,838       8,645    100,000
  7        17,098          14,361      13,467     100,000      12,092      11,198    100,000
  8        20,053          17,449      16,853     100,000      14,533      13,937    100,000
  9        23,156          20,866      20,568     100,000      17,179      16,881    100,000
 10        26,414          24,639      24,639     100,000      20,048      20,048    100,000
 15        45,315          50,897      50,897     100,266      38,815      38,815    100,000
 20        69,439          93,830      93,830     163,265      69,218      69,218    120,439
 25       100,227         162,868     162,868     252,446     114,799     114,799    177,938
 30       139,522         275,899     275,899     389,017     181,355     181,355    255,710
 35       189,673         455,497     455,497     592,146     274,182     274,182    356,437
 40       253,680         736,942     736,942     899,070
 45       335,370       1,172,822   1,172,822   1,360,473
 50       439,631       1,848,327   1,848,327   2,051,643


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.95% on the current basis and 10.45% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    12% (10.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 12% (10.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):  $2,000



         PREMIUMS           ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  ------------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH       DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)   BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  -----------
  1         2,100           1,241           0     101,241       1,072           0     101,072
  2         4,305           2,780       1,289     102,780       2,403         912     102,403
  3         6,620           4,644       3,153     104,644       4,016       2,525     104,016
  4         9,051           6,689       5,198     106,689       5,749       4,258     105,749
  5        11,604           8,935       7,444     108,935       7,610       6,119     107,610
  6        14,284          11,409      10,216     111,409       9,607       8,414     109,607
  7        17,098          14,132      13,238     114,132      11,746      10,852     111,746
  8        20,053          17,127      16,531     117,127      14,033      13,437     114,033
  9        23,156          20,425      20,127     120,425      16,474      16,176     116,474
 10        26,414          24,047      24,047     124,047      19,073      19,073     119,073
 15        45,315          48,648      48,648     148,648      34,845      34,845     134,845
 20        69,439          87,747      87,747     187,747      56,468      56,468     156,468
 25       100,227         150,893     150,893     250,893      84,953      84,953     184,953
 30       139,522         255,474     255,474     355,474     121,296     121,296     221,296
 35       189,673         424,977     424,977     524,977     161,835     161,835     261,835
 40       253,680         699,743     699,743     799,743     200,132     200,132     300,132
 45       335,370       1,146,411   1,146,411   1,246,411     217,110     217,110     317,110
 50       439,631       1,876,339   1,876,339   1,976,339     181,752     181,752     281,752


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.95% on the current basis and 10.45% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    12% (10.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 12% (10.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):  $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100           1,241           0     101,241       1,072           0    101,072
  2         4,305           2,780       1,289     102,780       2,403         912    102,403
  3         6,620           4,644       3,153     104,644       4,016       2,525    104,016
  4         9,051           6,689       5,198     106,689       5,749       4,258    105,749
  5        11,604           8,935       7,444     108,935       7,610       6,119    107,610
  6        14,284          11,409      10,216     111,409       9,607       8,414    109,607
  7        17,098          14,132      13,238     114,132      11,746      10,852    111,746
  8        20,053          17,127      16,531     117,127      14,033      13,437    114,033
  9        23,156          20,425      20,127     120,425      16,474      16,176    116,474
 10        26,414          24,047      24,047     124,047      19,073      19,073    119,073
 15        45,315          48,648      48,648     148,648      34,845      34,845    134,845
 20        69,439          87,747      87,747     187,747      56,468      56,468    156,468
 25       100,227         150,893     150,893     250,893      84,953      84,953    184,953
 30       139,522         255,452     255,452     360,187     121,296     121,296    221,296
 35       189,673         422,626     422,626     549,414     161,835     161,835    261,835
 40       253,680         684,618     684,618     835,234     200,132     200,132    300,132
 45       335,370       1,090,387   1,090,387   1,264,849     217,110     217,110    317,110
 50       439,631       1,719,240   1,719,240   1,908,356     181,752     181,752    281,752


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.95% on the current basis and 10.45% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    12% (10.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 12% (10.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):  $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100           1,240           0     102,000        1,070           0    102,000
  2         4,305           2,775       1,284     104,000        2,393         902    104,000
  3         6,620           4,634       3,143     106,000        3,995       2,504    106,000
  4         9,051           6,672       5,181     108,000        5,713       4,222    108,000
  5        11,604           8,911       7,420     110,000        7,553       5,062    110,000
  6        14,284          11,379      10,186     112,000        9,527       8,334    112,000
  7        17,098          14,097      13,203     114,000       11,638      10,744    114,000
  8        20,053          17,090      16,494     116,000       13,894      13,298    116,000
  9        23,156          20,391      20,093     118,000       16,303      16,005    118,000
 10        26,414          24,023      24,023     120,000       18,869      18,869    120,000
 15        45,315          48,951      48,951     130,000       34,601      34,601    130,000
 20        69,439          90,011      90,011     140,000       57,314      57,314    140,000
 25       100,227         160,093     160,093     185,707       91,880      91,880    150,000
 30       139,522         280,184     280,184     299,797      152,938     152,938    163,644
 35       189,673         482,341     482,341     506,458      261,059     261,059    274,112
 40       253,680         817,988     817,988     858,888      432,940     432,940    454,587
 45       335,370       1,369,572   1,369,572   1,438,050      698,581     698,581    733,510
 50       439,631       2,291,941   2,291,941   2,314,860    1,130,695   1,130,695  1,142,002


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.95% on the current basis and 10.45% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    6%  (4.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 6%  (4.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100          1,159           0     100,000         996            0    100,000
  2         4,305          2,536       1,045     100,000       2,186          695    100,000
  3         6,620          4,140       2,649     100,000       3,575        2,084    100,000
  4         9,051          5,809       4,318     100,000       4,990        3,499    100,000
  5        11,604          7,546       6,055     100,000       6,428        4,937    100,000
  6        14,284          9,362       8,169     100,000       7,887        6,694    100,000
  7        17,098         11,256      10,362     100,000       9,364        8,470    100,000
  8        20,053         13,233      12,637     100,000      10,853       10,257    100,000
  9        23,156         15,297      14,999     100,000      12,350       12,052    100,000
 10        26,414         17,446      17,446     100,000      13,848       13,848    100,000
 15        45,315         29,810      29,810     100,000      21,254       21,254    100,000
 20        69,439         44,650      44,650     100,000      28,017       28,017    100,000
 25       100,227         63,329      63,329     100,000      32,706       32,706    100,000
 30       139,522         89,005      89,005     100,000      32,775       32,775    100,000
 35       189,673        123,316     123,316     129,482      18,798       18,798    100,000
 40       253,680        166,289     166,289     174,603           0            0          0
 45        35,370        219,221     219,221     230,182           0            0          0
 50       439,631        286,643     286,643     289,510           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.95% on the current basis and 4.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    6%  (4.55%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 6%  (4.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100          1,159           0     100,000         996            0    100,000
  2         4,305          2,536       1,045     100,000       2,186          695    100,000
  3         6,620          4,140       2,649     100,000       3,575        2,084    100,000
  4         9,051          5,809       4,318     100,000       4,990        3,499    100,000
  5        11,604          7,546       6,055     100,000       6,428        4,937    100,000
  6        14,284          9,362       8,169     100,000       7,887        6,694    100,000
  7        17,098         11,256      10,362     100,000       9,364        8,470    100,000
  8        20,053         13,233      12,637     100,000      10,853       10,257    100,000
  9        23,156         15,297      14,999     100,000      12,350       12,052    100,000
 10        26,414         17,446      17,446     100,000      13,848       13,848    100,000
 15        45,315         29,810      29,810     100,000      21,254       21,254    100,000
 20        69,439         44,650      44,650     100,000      28,017       28,017    100,000
 25       100,227         63,329      63,329     100,000      32,706       32,706    100,000
 30       139,522         87,784      87,784     123,776      32,775       32,775    100,000
 35       189,673        116,911     116,911     151,984      18,798       18,798    100,000
 40       253,680        150,914     150,914     184,115           0            0          0
 45       335,370        189,976     189,976     220,372           0            0          0
 50       439,631        235,188     235,188     261,059           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.95% on the current basis and 4.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    6%  (4.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 6%  (4.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,154            0     101,154         990            0    100,990
  2         4,305         2,522        1,031     102,522       2,166          675    102,166
  3         6,620         4,111        2,620     104,111       3,534        2,043    103,534
  4         9,051         5,757        4,266     105,757       4,916        3,425    104,916
  5        11,604         7,463        5,972     107,463       6,308        4,817    106,308
  6        14,284         9,239        8,046     109,239       7,708        6,515    107,708
  7        17,098        11,085       10,191     111,085       9,105        8,211    109,105
  8        20,053        13,001       12,405     113,001      10,494        9,898    110,494
  9        23,156        14,992       14,694     114,992      11,864       11,566    111,864
 10        26,414        17,052       17,052     117,052      13,203       13,203    113,203
 15        45,315        28,602       28,602     128,602      19,165       19,165    119,165
 20        69,439        41,306       41,306     141,306      22,662       22,662    122,662
 25       100,227        55,353       55,353     155,353      20,617       20,617    120,617
 30       139,522        70,879       70,879     170,879       8,199        8,199    108,199
 35       189,673        84,409       84,409     184,409           0            0          0
 40       253,680        91,405       91,405     191,405           0            0          0
 45       335,370        84,404       84,404     184,404           0            0          0
 50       439,631        52,243       52,243     152,243           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.95% on the current basis and 4.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    6%  (4.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 6%  (4.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,154            0     101,154         990            0    100,990
  2         4,305         2,522        1,031     102,522       2,166          675    102,166
  3         6,620         4,111        2,620     104,111       3,534        2,043    103,534
  4         9,051         5,757        4,266     105,757       4,916        3,425    104,916
  5        11,604         7,463        5,972     107,463       6,308        4,817    106,308
  6        14,284         9,239        8,046     109,239       7,708        6,515    107,708
  7        17,098        11,085       10,191     111,085       9,105        8,211    109,105
  8        20,053        13,001       12,405     113,001      10,494        9,898    110,494
  9        23,156        14,992       14,694     114,992      11,864       11,566    111,864
 10        26,414        17,052       17,052     117,052      13,203       13,203    113,203
 15        45,315        28,602       28,602     128,602      19,165       19,165    119,165
 20        69,439        41,306       41,306     141,306      22,662       22,662    122,662
 25       100,227        55,353       55,353     155,353      20,617       20,617    120,617
 30       139,522        70,879       70,879     170,879       8,199        8,199    108,199
 35       189,673        84,409       84,409     184,409           0            0          0
 40       253,680        91,405       91,405     191,405           0            0          0
 45       335,370        84,404       84,404     184,404           0            0          0
 50       439,631        52,243       52,243     152,243           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.95% on the current basis and 4.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    6%  (4.45%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 6%  (4.20%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100          1,153           0     102,000         987            0    102,000
  2         4,305          2,516       1,025     104,000       2,156          665    104,000
  3         6,620          4,099       2,608     106,000       3,511        2,020    106,000
  4         9,051          5,736       4,245     108,000       4,876        3,385    108,000
  5        11,604          7,433       5,942     110,000       6,244        4,753    110,000
  6        14,284          9,197       8,004     112,000       7,612        6,419    112,000
  7        17,098         11,029      10,135     114,000       8,970        8,076    114,000
  8        20,053         12,930      12,334     116,000      10,309        9,713    116,000
  9        23,156         14,905      14,607     118,000      11,617       11,319    118,000
 10        26,414         16,948      16,948     120,000      12,880       12,880    120,000
 15        45,315         28,399      28,399     130,000      18,109       18,109    130,000
 20        69,439         41,027      41,027     140,000      19,656       19,656    140,000
 25       100,227         55,200      55,200     150,000      12,068       12,068    150,000
 30       139,522         71,540      71,540     160,000           0            0          0
 35       189,673         87,713      87,713     170,000           0            0          0
 40       253,680        100,956     100,956     180,000           0            0          0
 45       335,370        104,848     104,848     190,000           0            0          0
 50       439,631         79,043      79,043     200,000           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.95% on the current basis and 4.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    0%  (-1.53%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 0%  (-1.80%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,072            0     100,000         914            0    100,000
  2         4,305         2,288          797     100,000       1,958          467    100,000
  3         6,620         3,645        2,154     100,000       3,127        1,636    100,000
  4         9,051         4,973        3,482     100,000       4,242        2,751    100,000
  5        11,604         6,274        4,783     100,000       5,298        3,807    100,000
  6        14,284         7,554        6,361     100,000       6,296        5,103    100,000
  7        17,098         8,810        7,916     100,000       7,228        6,334    100,000
  8        20,053        10,041        9,445     100,000       8,089        7,493    100,000
  9        23,156        11,250       10,952     100,000       8,875        8,577    100,000
 10        26,414        12,428       12,428     100,000       9,576        9,576    100,000
 15        45,315        17,994       17,994     100,000      11,688       11,688    100,000
 20        69,439        22,028       22,028     100,000      10,740       10,740    100,000
 25       100,227        24,555       24,555     100,000       4,532        4,532    100,000
 30       139,522        25,457       25,457     100,000           0            0          0
 35       189,673        22,079       22,079     100,000           0            0          0
 40       253,680        10,457       10,457     100,000           0            0          0
 45       335,370             0            0           0           0            0          0
 50       439,631             0            0           0           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.05% on the current basis and -1.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    0%  (-1.55%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 0%  (-1.80%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,072            0     100,000         914            0    100,000
  2         4,305         2,288          797     100,000       1,958          467    100,000
  3         6,620         3,645        2,154     100,000       3,127        1,636    100,000
  4         9,051         4,973        3,482     100,000       4,242        2,751    100,000
  5        11,604         6,274        4,783     100,000       5,298        3,807    100,000
  6        14,284         7,554        6,361     100,000       6,296        5,103    100,000
  7        17,098         8,810        7,916     100,000       7,228        6,334    100,000
  8        20,053        10,041        9,445     100,000       8,089        7,493    100,000
  9        23,156        11,250       10,952     100,000       8,875        8,577    100,000
 10        26,414        12,428       12,428     100,000       9,576        9,576    100,000
 15        45,315        17,994       17,994     100,000      11,688       11,688    100,000
 20        69,439        22,028       22,028     100,000      10,740       10,740    100,000
 25       100,227        24,555       24,555     100,000       4,532        4,532    100,000
 30       139,522        25,457       25,457     100,000           0            0          0
 35       189,673        22,079       22,079     100,000           0            0          0
 40       253,680        10,457       10,457     100,000           0            0          0
 45       335,370             0            0           0           0            0          0
 50       439,631             0            0           0           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.05% on the current basis and -1.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    0%  (-1.55%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 0%  (-1.80%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,067            0     101,067         908            0    100,908
  2         4,305         2,275          784     102,275       1,940          449    101,940
  3         6,620         3,620        2,129     103,620       3,091        1,600    103,091
  4         9,051         4,930        3,439     104,930       4,180        2,689    104,180
  5        11,604         6,208        4,717     106,208       5,203        3,712    105,203
  6        14,284         7,460        6,267     107,460       6,157        4,964    106,157
  7        17,098         8,682        7,788     108,682       7,036        6,142    107,036
  8        20,053         9,875        9,279     109,875       7,833        7,237    107,833
  9        23,156        11,040       10,742     111,040       8,541        8,243    108,541
 10        26,414        12,167       12,167     112,167       9,152        9,152    109,152
 15        45,315        17,336       17,336     117,336      10,582       10,582    110,582
 20        69,439        20,549       20,549     120,549       8,559        8,559    108,559
 25       100,227        21,746       21,746     121,746       1,207        1,207    101,207
 30       139,522        20,439       20,439     120,439           0            0          0
 35       189,673        13,679       13,679     113,679           0            0          0
 40       253,680             0            0           0           0            0          0
 45       335,370             0            0           0           0            0          0
 50       439,631             0            0           0           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.05% on the current basis and -1.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST        RATE OF RETURN(1): (CURRENT)    0%  (-1.55%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 0%  (-1.80%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,067            0     101,067         908            0    100,908
  2         4,305         2,275          784     102,275       1,940          449    101,940
  3         6,620         3,620        2,129     103,620       3,091        1,600    103,091
  4         9,051         4,930        3,439     104,930       4,180        2,689    104,180
  5        11,604         6,208        4,717     106,208       5,203        3,712    105,203
  6        14,284         7,460        6,267     107,460       6,157        4,964    106,157
  7        17,098         8,682        7,788     108,682       7,036        6,142    107,036
  8        20,053         9,875        9,279     109,875       7,833        7,237    107,833
  9        23,156        11,040       10,742     111,040       8,541        8,243    108,541
 10        26,414        12,167       12,167     112,167       9,152        9,152    109,152
 15        45,315        17,336       17,336     117,336      10,582       10,582    110,582
 20        69,439        20,549       20,549     120,549       8,559        8,559    108,559
 25       100,227        21,746       21,746     121,746       1,207        1,207    101,207
 30       139,522        20,439       20,439     120,439           0            0          0
 35       189,673        13,679       13,679     113,679           0            0          0
 40       253,680             0            0           0           0            0          0
 45       335,370             0            0           0           0            0          0
 50       439,631             0            0           0           0            0          0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.05% on the current basis and -1.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST              RATE OF RETURN(1): (CURRENT)    0%  (-1.55%)
MALE STANDARD NON-SMOKER ISSUE                         (GUARANTEED) 0%  (-1.80%)
AGE 45
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2): $2,000



         PREMIUMS           ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------  -----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)     VALUE(3)  BENEFIT(3)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         2,100         1,066            0     102,000        905            0     102,000
  2         4,305         2,269          778     104,000      1,930          439     104,000
  3         6,620         3,607        2,116     106,000      3,067        1,576     106,000
  4         9,051         4,907        3,416     108,000      4,137        2,646     108,000
  5        11,604         6,173        4,682     110,000      5,133        3,642     110,000
  6        14,284         7,409        6,216     112,000      6,053        4,860     112,000
  7        17,098         8,614        7,720     114,000      6,886        5,992     114,000
  8        20,053         9,785        9,189     116,000      7,624        7,028     116,000
  9        23,156        10,924       10,626     118,000      8,257        7,959     118,000
 10        26,414        12,022       12,022     120,000      8,774        8,774     120,000
 15        45,315        16,933       16,933     130,000      9,266        9,266     130,000
 20        69,439        19,486       19,486     140,000      4,727        4,727     140,000
 25       100,227        19,254       19,254     150,000          0            0           0
 30       139,522        14,676       14,676     160,000          0            0           0
 35       189,673             0            0           0          0            0           0
 40       253,680             0            0           0          0            0           0
 45       335,370             0            0           0          0            0           0
 50       439,631             0            0           0          0            0           0


----------


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.05% on the current basis and -1.55% on the guaranteed basis.


(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

                           LINCOLN ENSEMBLE III VUL
                                  Offered by

                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
IN CONNECTION WITH ITS LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble III VUL Insurance Policy (the "Policy") offered by The Lincoln National Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: MAY 1, 2012

                                TABLE OF CONTENTS

                                                                      PAGE

The Company                                                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5

Money Market Division Yield                                             5

Division Total Return Calculations                                      6

Other Information                                                       7

Registration Statement                                                  8

Independent Registered Public Accounting Firm                           8

Financial Statements                                                    8

                                THE COMPANY

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an
Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial servicesholding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the the Current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.

                     ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.
                          The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

                              PRINCIPAL UNDERWRITER





Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $5,171,753.94 in 2011, $6,844,161.77 in 2010 and $8,901,663 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2009 was 0.44%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week
        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA, Assistant Vice President of The Lincoln National Life Insurance Company, and are including in reliance upon his opinion as to their reasonableness.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

The December 31, 2011 financial statements and the December 31, 2011 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;


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     -    Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance


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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio


                                      S-12

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.


                                      S-13

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Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance


                                      S-14

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").


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As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                           CONTRACT                       CONTRACT        GUARANTEE
                                                          PURCHASES                     REDEMPTIONS        CHARGES
                                                           DUE FROM                        DUE TO        PAYABLE TO
                                                         THE LINCOLN                    THE LINCOLN      THE LINCOLN
                                                        NATIONAL LIFE                  NATIONAL LIFE   NATIONAL LIFE
                                                          INSURANCE                      INSURANCE        INSURANCE
SUBACCOUNT                                INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY          COMPANY       NET ASSETS
--------------------------------------   ------------   -------------   ------------   -------------   --------------   ------------
American Century VP International
   Class I                               $ 14,331,295      $    --      $ 14,331,295      $   169          $  583       $ 14,330,543
American Century VP Value Class II          8,517,242           --         8,517,242          181             341          8,516,720
American Funds Growth Class 2              39,700,229        5,600        39,705,829           --           1,559         39,704,270
American Funds Growth-Income Class 2       28,913,953           --        28,913,953       29,323           1,166         28,883,464
Delaware VIP High Yield Standard Class      8,697,488        5,045         8,702,533           --             350          8,702,183
DWS VIP Small Cap Index Class B            11,424,637        1,036        11,425,673           --             463         11,425,210
Fidelity VIP Contrafund Initial Class      72,966,213        7,278        72,973,491           --           3,216         72,970,275
Fidelity VIP Equity-Income Initial
   Class                                   32,042,309           --        32,042,309        7,684           1,324         32,033,301
Fidelity VIP Growth Initial Class          30,884,537           --        30,884,537        4,470           1,347         30,878,720
Fidelity VIP High Income Initial Class        429,102           --           429,102          234              21            428,847
Fidelity VIP Investment Grade Bond
   Service Class 2                         22,779,922          415        22,780,337           --             895         22,779,442
Fidelity VIP Mid Cap Service Class 2       21,720,195        1,602        21,721,797           --             885         21,720,912
FTVIPT Franklin Small Cap Value
   Class 2                                 13,798,676           --        13,798,676       21,125             566         13,776,985
FTVIPT Templeton Foreign Securities
   Class 1                                 41,438,845           --        41,438,845        6,540           2,031         41,430,274
FTVIPT Templeton Foreign Securities
   Class 2                                 18,807,025        4,092        18,811,117           --             612         18,810,505
Goldman Sachs VIT Strategic Growth
   Institutional Class                      5,224,615          246         5,224,861           --             198          5,224,663
LVIP Capital Growth Standard Class         83,562,776           --        83,562,776       11,156           3,958         83,547,662
LVIP Columbia Value Opportunities
   Standard Class                          11,866,732          873        11,867,605           --             494         11,867,111
LVIP Delaware Bond Service Class           14,668,547        2,729        14,671,276           --             622         14,670,654
LVIP Delaware Foundation Conservative
   Allocation Service Class                33,450,425           --        33,450,425        1,194           1,468         33,447,763
LVIP Delaware Growth and Income
   Service Class                           19,561,234        1,762        19,562,996           --             828         19,562,168
LVIP MFS International Growth Standard
   Class                                   30,736,722           --        30,736,722        2,803           1,307         30,732,612
LVIP MFS Value Standard Class              42,069,949        7,586        42,077,535           --           1,910         42,075,625
LVIP Mid-Cap Value Standard Class          16,853,568        2,597        16,856,165           --             710         16,855,455
LVIP Money Market Standard Class           39,259,243           --        39,259,243          607           1,646         39,256,990
LVIP Protected Profile 2010 Standard
   Class                                      220,869           --           220,869           --               9            220,860
LVIP Protected Profile 2020 Standard
   Class                                      725,927           --           725,927           --              29            725,898
LVIP Protected Profile 2030 Standard
   Class                                      490,469           --           490,469           --              19            490,450
LVIP Protected Profile 2040 Standard
   Class                                      152,225           --           152,225           --               6            152,219
LVIP Protected Profile Conservative
   Standard Class                           6,096,882           --         6,096,882           --             234          6,096,648
LVIP Protected Profile Growth Standard
   Class                                    8,191,638          110         8,191,748           --             294          8,191,454
LVIP Protected Profile Moderate
   Standard Class                          13,353,746            8        13,353,754           --             486         13,353,268
LVIP SSgA Global Tactical Allocation
   Standard Class                           1,818,842           --         1,818,842           --              65          1,818,777
LVIP SSgA S&P 500 Index Standard Class    126,424,695        3,981       126,428,676           --           5,250        126,423,426
LVIP SSgA Small-Cap Index Standard
   Class                                   38,685,075        4,344        38,689,419           --           1,841         38,687,578
LVIP T. Rowe Price Growth Stock
   Standard Class                          48,822,519           --        48,822,519        1,821           2,278         48,818,420
LVIP Templeton Growth Standard Class       75,188,853       11,761        75,200,614           --           3,486         75,197,128

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                           CONTRACT                       CONTRACT        GUARANTEE
                                                          PURCHASES                     REDEMPTIONS        CHARGES
                                                           DUE FROM                        DUE TO        PAYABLE TO
                                                         THE LINCOLN                    THE LINCOLN      THE LINCOLN
                                                        NATIONAL LIFE                  NATIONAL LIFE   NATIONAL LIFE
                                                          INSURANCE                      INSURANCE        INSURANCE
SUBACCOUNT                                INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY          COMPANY       NET ASSETS
--------------------------------------   ------------   -------------   ------------   -------------   --------------   ------------
LVIP Turner Mid-Cap Growth
   Standard Class                         $ 9,783,935       $2,219      $  9,786,154      $    --          $  412        $ 9,785,742
MFS VIT Research Initial Class             10,420,845          305        10,421,150           --             462         10,420,688
MFS VIT Utilities Initial Class            32,755,780           --        32,755,780          778           1,361         32,753,641
PIMCO VIT Total Return Administrative
   Class                                   85,443,508        1,698        85,445,206           --           3,504         85,441,702
ProFund VP Asia 30                          7,704,068          221         7,704,289           --             328          7,703,961
ProFund VP Europe 30                        2,862,857           39         2,862,896           --             112          2,862,784
ProFund VP Financials                       2,336,695          263         2,336,958           --             109          2,336,849
ProFund VP Health Care                      3,332,696          485         3,333,181           --             145          3,333,036
ProFund VP Large-Cap Growth                 1,119,500        4,729         1,124,229           --              48          1,124,181
ProFund VP Large-Cap Value                    958,097           --           958,097           --              44            958,053
ProFund VP Rising Rates Opportunity           924,916          184           925,100           --              38            925,062
ProFund VP Small-Cap Growth                 3,204,357        1,692         3,206,049           --             147          3,205,902
ProFund VP Small-Cap Value                  1,932,510        1,855         1,934,365           --              89          1,934,276
ProFund VP Technology                       3,832,543        2,187         3,834,730           --             156          3,834,574
ProFund VP U.S. Government Plus             4,382,431          263         4,382,694           --             172          4,382,522
T. Rowe Price Mid-Cap Growth Class II       3,870,920           34         3,870,954           --             160          3,870,794
Vanguard VIF Mid-Cap Index
   Investor Class                          18,792,922           --        18,792,922        7,498             760         18,784,664
Vanguard VIF REIT Index Investor Class     24,740,127           --        24,740,127       15,853           1,000         24,723,274
Vanguard VIF Small Company Growth
   Investor Class                          14,973,697          749        14,974,446           --             617         14,973,829

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                                  DIVIDENDS
                                                                    FROM        MORTALITY AND          NET
                                                                 INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                                         INCOME     GUARANTEE CHARGES   INCOME (LOSS)
--------------------------------------------------------------   ----------   -----------------   -------------
American Century VP International Class I                        $  241,944      $  (124,405)       $  117,539
American Century VP Value Class II                                  163,902          (63,261)          100,641
American Funds Growth Class 2                                       264,831         (314,362)          (49,531)
American Funds Growth-Income Class 2                                469,547         (224,634)          244,913
Delaware VIP High Yield Standard Class                              565,419          (53,206)          512,213
DWS VIP Small Cap Index Class B                                      72,651          (90,712)          (18,061)
Fidelity VIP Contrafund Initial Class                               784,702         (649,572)          135,130
Fidelity VIP Equity-Income Initial Class                            837,297         (253,711)          583,586
Fidelity VIP Growth Initial Class                                   120,297         (264,241)         (143,944)
Fidelity VIP High Income Initial Class                               29,829           (4,013)           25,816
Fidelity VIP Investment Grade Bond Service Class 2                  675,535         (157,745)          517,790
Fidelity VIP Mid Cap Service Class 2                                  5,344         (188,401)         (183,057)
FTVIPT Franklin Small Cap Value Class 2                             107,085         (112,967)           (5,882)
FTVIPT Templeton Foreign Securities Class 1                         921,035         (430,356)          490,679
FTVIPT Templeton Foreign Securities Class 2                         359,148         (125,095)          234,053
Goldman Sachs VIT Strategic Growth Institutional Class               24,755          (39,240)          (14,485)
LVIP Capital Growth Standard Class                                       --         (838,173)         (838,173)
LVIP Columbia Value Opportunities Standard Class                         --          (99,880)          (99,880)
LVIP Delaware Bond Service Class                                    427,227         (115,690)          311,537
LVIP Delaware Foundation Conservative Allocation Service Class    2,169,169         (291,061)        1,878,108
LVIP Delaware Growth and Income Service Class                       145,178         (158,571)          (13,393)
LVIP MFS International Growth Standard Class                        977,309         (272,014)          705,295
LVIP MFS Value Standard Class                                       606,834         (374,383)          232,451
LVIP Mid-Cap Value Standard Class                                        --         (147,307)         (147,307)
LVIP Money Market Standard Class                                     13,065         (324,094)         (311,029)
LVIP Protected Profile 2010 Standard Class                            1,723           (1,781)              (58)
LVIP Protected Profile 2020 Standard Class                            6,621           (4,779)            1,842
LVIP Protected Profile 2030 Standard Class                            3,391           (3,109)              282
LVIP Protected Profile 2040 Standard Class                              897           (1,060)             (163)
LVIP Protected Profile Conservative Standard Class                   98,948          (27,389)           71,559
LVIP Protected Profile Growth Standard Class                        162,841          (54,894)          107,947
LVIP Protected Profile Moderate Standard Class                      238,000         (104,844)          133,156
LVIP SSgA Global Tactical Allocation Standard Class                  20,298          (10,620)            9,678
LVIP SSgA S&P 500 Index Standard Class                            1,149,529       (1,001,965)          147,564
LVIP SSgA Small-Cap Index Standard Class                            140,863         (368,806)         (227,943)
LVIP T. Rowe Price Growth Stock Standard Class                           --         (448,513)         (448,513)
LVIP Templeton Growth Standard Class                              1,713,624         (710,917)        1,002,707
LVIP Turner Mid-Cap Growth Standard Class                                --          (95,837)          (95,837)
MFS VIT Research Initial Class                                       95,159          (90,309)            4,850
MFS VIT Utilities Initial Class                                   1,050,458         (252,242)          798,216
PIMCO VIT Total Return Administrative Class                       2,324,823         (670,727)        1,654,096
ProFund VP Asia 30                                                    3,929          (84,029)          (80,100)
ProFund VP Europe 30                                                 33,240          (24,974)            8,266
ProFund VP Financials                                                    --          (27,043)          (27,043)
ProFund VP Health Care                                                8,963          (30,663)          (21,700)
ProFund VP Large-Cap Growth                                              --           (8,467)           (8,467)
ProFund VP Large-Cap Value                                           22,946          (14,277)            8,669
ProFund VP Rising Rates Opportunity                                      --           (8,859)           (8,859)
ProFund VP Small-Cap Growth                                              --          (18,943)          (18,943)
ProFund VP Small-Cap Value                                               --           (8,557)           (8,557)
ProFund VP Technology                                                    --          (35,788)          (35,788)
ProFund VP U.S. Government Plus                                       4,897          (26,337)          (21,440)
T. Rowe Price Mid-Cap Growth Class II                                    --          (31,973)          (31,973)
Vanguard VIF Mid-Cap Index Investor Class                           232,797         (156,277)           76,520
Vanguard VIF REIT Index Investor Class                              464,195         (191,712)          272,483
Vanguard VIF Small Company Growth Investor Class                     34,092         (132,065)          (97,973)

                                                                                    DIVIDENDS
                                                                                      FROM            TOTAL
                                                                  NET REALIZED    NET REALIZED    NET REALIZED
                                                                   GAIN (LOSS)       GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                       ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS
--------------------------------------------------------------   --------------   ------------   --------------
American Century VP International Class I                          $     9,411     $       --      $     9,411
American Century VP Value Class II                                     (78,472)            --          (78,472)
American Funds Growth Class 2                                          876,171             --          876,171
American Funds Growth-Income Class 2                                  (129,703)            --         (129,703)
Delaware VIP High Yield Standard Class                                 144,544             --          144,544
DWS VIP Small Cap Index Class B                                         67,954             --           67,954
Fidelity VIP Contrafund Initial Class                                 (359,958)            --         (359,958)
Fidelity VIP Equity-Income Initial Class                              (428,681)            --         (428,681)
Fidelity VIP Growth Initial Class                                      420,389        113,801          534,190
Fidelity VIP High Income Initial Class                                 (15,620)            --          (15,620)
Fidelity VIP Investment Grade Bond Service Class 2                     162,599        578,993          741,592
Fidelity VIP Mid Cap Service Class 2                                   713,285         41,990          755,275
FTVIPT Franklin Small Cap Value Class 2                                245,332             --          245,332
FTVIPT Templeton Foreign Securities Class 1                           (169,019)            --         (169,019)
FTVIPT Templeton Foreign Securities Class 2                             85,660             --           85,660
Goldman Sachs VIT Strategic Growth Institutional Class                 199,263             --          199,263
LVIP Capital Growth Standard Class                                   1,325,538             --        1,325,538
LVIP Columbia Value Opportunities Standard Class                        91,529             --           91,529
LVIP Delaware Bond Service Class                                       139,491        326,693          466,184
LVIP Delaware Foundation Conservative Allocation Service Class      (1,021,447)            --       (1,021,447)
LVIP Delaware Growth and Income Service Class                         (369,262)            --         (369,262)
LVIP MFS International Growth Standard Class                           308,452             --          308,452
LVIP MFS Value Standard Class                                        1,075,734             --        1,075,734
LVIP Mid-Cap Value Standard Class                                      756,954             --          756,954
LVIP Money Market Standard Class                                            13             56               69
LVIP Protected Profile 2010 Standard Class                              10,209             --           10,209
LVIP Protected Profile 2020 Standard Class                              16,238             --           16,238
LVIP Protected Profile 2030 Standard Class                               5,249             --            5,249
LVIP Protected Profile 2040 Standard Class                               1,137             --            1,137
LVIP Protected Profile Conservative Standard Class                      69,435             --           69,435
LVIP Protected Profile Growth Standard Class                           207,308             --          207,308
LVIP Protected Profile Moderate Standard Class                         482,511             --          482,511
LVIP SSgA Global Tactical Allocation Standard Class                     90,147             --           90,147
LVIP SSgA S&P 500 Index Standard Class                               2,441,404             --        2,441,404
LVIP SSgA Small-Cap Index Standard Class                             1,129,236             --        1,129,236
LVIP T. Rowe Price Growth Stock Standard Class                        (303,122)            --         (303,122)
LVIP Templeton Growth Standard Class                                 1,241,222             --        1,241,222
LVIP Turner Mid-Cap Growth Standard Class                              476,558             --          476,558
MFS VIT Research Initial Class                                         129,969             --          129,969
MFS VIT Utilities Initial Class                                        593,088             --          593,088
PIMCO VIT Total Return Administrative Class                            898,819      1,236,848        2,135,667
ProFund VP Asia 30                                                    (351,833)       661,251          309,418
ProFund VP Europe 30                                                  (179,231)            --         (179,231)
ProFund VP Financials                                                 (255,017)            --         (255,017)
ProFund VP Health Care                                                 (77,952)            --          (77,952)
ProFund VP Large-Cap Growth                                             27,418             --           27,418
ProFund VP Large-Cap Value                                              48,370             --           48,370
ProFund VP Rising Rates Opportunity                                    (84,087)            --          (84,087)
ProFund VP Small-Cap Growth                                             37,948          6,766           44,714
ProFund VP Small-Cap Value                                              63,914             --           63,914
ProFund VP Technology                                                  194,349             --          194,349
ProFund VP U.S. Government Plus                                         14,113             --           14,113
T. Rowe Price Mid-Cap Growth Class II                                  132,328        458,804          591,132
Vanguard VIF Mid-Cap Index Investor Class                              535,623             --          535,623
Vanguard VIF REIT Index Investor Class                                (572,333)       326,191         (246,142)
Vanguard VIF Small Company Growth Investor Class                       639,181             --          639,181

                                                                    NET CHANGE      NET INCREASE
                                                                  IN UNREALIZED     (DECREASE) IN
                                                                 APPRECIATION OR      NET ASSETS
                                                                   DEPRECIATION    RESULTING FROM
SUBACCOUNT                                                        ON INVESTMENTS     OPERATIONS
--------------------------------------------------------------   ---------------   --------------
American Century VP International Class I                          $(2,217,381)      $(2,090,431)
American Century VP Value Class II                                     (18,608)            3,561
American Funds Growth Class 2                                       (2,918,142)       (2,091,502)
American Funds Growth-Income Class 2                                  (961,610)         (846,400)
Delaware VIP High Yield Standard Class                                (552,763)          103,994
DWS VIP Small Cap Index Class B                                       (674,592)         (624,699)
Fidelity VIP Contrafund Initial Class                               (2,308,268)       (2,533,096)
Fidelity VIP Equity-Income Initial Class                               (40,888)          114,017
Fidelity VIP Growth Initial Class                                     (494,966)         (104,720)
Fidelity VIP High Income Initial Class                                   3,518            13,714
Fidelity VIP Investment Grade Bond Service Class 2                      71,276         1,330,658
Fidelity VIP Mid Cap Service Class 2                                (3,538,827)       (2,966,609)
FTVIPT Franklin Small Cap Value Class 2                               (973,178)         (733,728)
FTVIPT Templeton Foreign Securities Class 1                         (5,478,620)       (5,156,960)
FTVIPT Templeton Foreign Securities Class 2                         (2,637,168)       (2,317,455)
Goldman Sachs VIT Strategic Growth Institutional Class                (373,897)         (189,119)
LVIP Capital Growth Standard Class                                  (9,561,306)       (9,073,941)
LVIP Columbia Value Opportunities Standard Class                      (283,624)         (291,975)
LVIP Delaware Bond Service Class                                       161,261           938,982
LVIP Delaware Foundation Conservative Allocation Service Class        (416,128)          440,533
LVIP Delaware Growth and Income Service Class                          414,800            32,145
LVIP MFS International Growth Standard Class                        (4,895,479)       (3,881,732)
LVIP MFS Value Standard Class                                       (1,653,397)         (345,212)
LVIP Mid-Cap Value Standard Class                                   (2,415,401)       (1,805,754)
LVIP Money Market Standard Class                                           (13)         (310,973)
LVIP Protected Profile 2010 Standard Class                              (7,003)            3,148
LVIP Protected Profile 2020 Standard Class                             (28,926)          (10,846)
LVIP Protected Profile 2030 Standard Class                             (15,664)          (10,133)
LVIP Protected Profile 2040 Standard Class                              (4,170)           (3,196)
LVIP Protected Profile Conservative Standard Class                      18,601           159,595
LVIP Protected Profile Growth Standard Class                          (434,786)         (119,531)
LVIP Protected Profile Moderate Standard Class                        (653,727)          (38,060)
LVIP SSgA Global Tactical Allocation Standard Class                    (77,968)           21,857
LVIP SSgA S&P 500 Index Standard Class                              (1,024,365)        1,564,603
LVIP SSgA Small-Cap Index Standard Class                            (3,097,498)       (2,196,205)
LVIP T. Rowe Price Growth Stock Standard Class                        (446,117)       (1,197,752)
LVIP Templeton Growth Standard Class                                (5,166,517)       (2,922,588)
LVIP Turner Mid-Cap Growth Standard Class                           (1,350,853)         (970,132)
MFS VIT Research Initial Class                                        (258,320)         (123,501)
MFS VIT Utilities Initial Class                                        330,829         1,722,133
PIMCO VIT Total Return Administrative Class                         (1,300,712)        2,489,051
ProFund VP Asia 30                                                  (3,391,951)       (3,162,633)
ProFund VP Europe 30                                                  (183,664)         (354,629)
ProFund VP Financials                                                 (342,507)         (624,567)
ProFund VP Health Care                                                  86,089           (13,563)
ProFund VP Large-Cap Growth                                                943            19,894
ProFund VP Large-Cap Value                                             (51,801)            5,238
ProFund VP Rising Rates Opportunity                                   (427,420)         (520,366)
ProFund VP Small-Cap Growth                                           (135,518)         (109,747)
ProFund VP Small-Cap Value                                            (102,116)          (46,759)
ProFund VP Technology                                                 (534,998)         (376,437)
ProFund VP U.S. Government Plus                                      1,209,808         1,202,481
T. Rowe Price Mid-Cap Growth Class II                                 (633,778)          (74,619)
Vanguard VIF Mid-Cap Index Investor Class                           (1,059,913)         (447,770)
Vanguard VIF REIT Index Investor Class                               1,841,873         1,868,214
Vanguard VIF Small Company Growth Investor Class                      (425,610)          115,598

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                  AMERICAN      AMERICAN      AMERICAN       AMERICAN
                                                 CENTURY VP    CENTURY VP      FUNDS          FUNDS
                                               INTERNATIONAL      VALUE        GROWTH     GROWTH-INCOME
                                                  CLASS I       CLASS II      CLASS 2       CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               -------------   ----------   -----------   -------------
NET ASSETS AT JANUARY 1, 2010                   $15,893,331    $8,237,375   $44,406,678    $29,417,252
Changes From Operations:
   - Net investment income (loss)                   240,222       106,988         4,374        212,927
   - Net realized gain (loss) on investments       (304,320)     (214,970)     (454,023)      (479,466)
   - Net change in unrealized appreciation
     or depreciation on investments               1,845,911     1,056,426     7,428,939      3,184,539
                                                -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,781,813       948,444     6,979,290      2,918,000
Changes From Unit Transactions:
   - Contract purchases                           1,806,405       728,771     4,791,243      2,932,729
   - Contract withdrawals                        (1,413,948)     (687,906)   (4,014,521)    (2,409,226)
   - Contract transfers                            (506,912)     (490,250)   (3,734,496)    (1,857,653)
                                                -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (114,455)     (449,385)   (2,957,774)    (1,334,150)
                                                -----------    ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,667,358       499,059     4,021,516      1,583,850
                                                -----------    ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  17,560,689     8,736,434    48,428,194     31,001,102
Changes From Operations:
   - Net investment income (loss)                   117,539       100,641       (49,531)       244,913
   - Net realized gain (loss) on investments          9,411       (78,472)      876,171       (129,703)
   - Net change in unrealized appreciation
     or depreciation on investments              (2,217,381)      (18,608)   (2,918,142)      (961,610)
                                                -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,090,431)        3,561    (2,091,502)      (846,400)
Changes From Unit Transactions:
   - Contract purchases                           1,394,711       631,294     4,042,845      2,521,549
   - Contract withdrawals                        (1,488,728)     (785,114)   (3,755,740)    (2,398,456)
   - Contract transfers                          (1,045,698)      (69,455)   (6,919,527)    (1,394,331)
                                                -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,139,715)     (223,275)   (6,632,422)    (1,271,238)
                                                -----------    ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (3,230,146)     (219,714)   (8,723,924)    (2,117,638)
                                                -----------    ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                 $14,330,543    $8,516,720   $39,704,270    $28,883,464
                                                ===========    ==========   ===========    ===========

                                                 DELAWARE
                                                   VIP          DWS VIP
                                                HIGH YIELD     SMALL CAP     FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                 STANDARD        INDEX        CONTRAFUND    EQUITY-INCOME       GROWTH
                                                  CLASS         CLASS B     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                               -----------   ------------   -------------   -------------   -------------
NET ASSETS AT JANUARY 1, 2010                  $ 7,108,236   $ 11,448,325    $ 80,013,890    $34,873,869     $30,557,127
Changes From Operations:
   - Net investment income (loss)                  410,526         (4,025)        330,536        340,930        (163,161)
   - Net realized gain (loss) on investments       672,989       (351,845)     (1,705,714)    (1,829,060)       (965,150)
   - Net change in unrealized appreciation
     or depreciation on investments               (194,603)     3,202,912      13,293,626      5,758,630       7,653,143
                                               -----------   ------------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       888,912      2,847,042      11,918,448      4,270,500       6,524,832
Changes From Unit Transactions:
   - Contract purchases                            404,997      1,146,690       6,076,153      2,770,269       3,049,294
   - Contract withdrawals                         (488,319)    (1,055,928)     (7,246,566)    (3,054,370)     (3,727,083)
   - Contract transfers                         (1,458,948)    (1,417,314)     (6,448,433)    (4,450,208)     (2,623,830)
                                               -----------   ------------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,542,270)    (1,326,552)     (7,618,846)    (4,734,309)     (3,301,619)
                                               -----------   ------------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (653,358)     1,520,490       4,299,602       (463,809)      3,223,213
                                               -----------   ------------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                  6,454,878     12,968,815      84,313,492     34,410,060      33,780,340
Changes From Operations:
   - Net investment income (loss)                  512,213        (18,061)        135,130        583,586        (143,944)
   - Net realized gain (loss) on investments       144,544         67,954        (359,958)      (428,681)        534,190
   - Net change in unrealized appreciation
     or depreciation on investments               (552,763)      (674,592)     (2,308,268)       (40,888)       (494,966)
                                               -----------   ------------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       103,994       (624,699)     (2,533,096)       114,017        (104,720)
Changes From Unit Transactions:
   - Contract purchases                            508,839      1,008,192       5,402,403      2,437,768       2,713,266
   - Contract withdrawals                         (474,290)    (1,055,764)     (7,159,174)    (3,386,294)     (3,786,793)
   - Contract transfers                          2,108,762       (871,334)     (7,053,350)    (1,542,250)     (1,723,373)
                                               -----------   ------------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,143,311       (918,906)     (8,810,121)    (2,490,776)     (2,796,900)
                                               -----------   ------------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,247,305     (1,543,605)    (11,343,217)    (2,376,759)     (2,901,620)
                                               -----------   ------------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                $ 8,702,183   $ 11,425,210    $ 72,970,275    $32,033,301     $30,878,720
                                               ===========   ============    ============    ===========     ===========

                                                               FIDELITY VIP                     FTVIPT
                                                                INVESTMENT    FIDELITY VIP    FRANKLIN
                                                FIDELITY VIP       GRADE         MID CAP      SMALL CAP
                                                HIGH INCOME    BOND SERVICE      SERVICE        VALUE
                                               INITIAL CLASS      CLASS 2        CLASS 2       CLASS 2
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                               -------------   ------------   ------------   -----------
NET ASSETS AT JANUARY 1, 2010                     $428,715      $20,881,773    $22,277,134   $13,373,348
Changes From Operations:
   - Net investment income (loss)                   29,640          536,117       (150,620)        6,992
   - Net realized gain (loss) on investments       (17,418)         509,328         30,027      (464,476)
   - Net change in unrealized appreciation
     or depreciation on investments                 40,492          350,827      6,146,549     3,955,543
                                                  --------      -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        52,714        1,396,272      6,025,956     3,498,059
Changes From Unit Transactions:
   - Contract purchases                                267        2,525,396      2,403,497     1,382,613
   - Contract withdrawals                          (29,518)      (1,955,745)    (2,164,799)   (1,318,922)
   - Contract transfers                             (3,017)      (2,264,644)       333,257      (268,648)
                                                  --------      -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (32,268)      (1,694,993)       571,955      (204,957)
                                                  --------      -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             20,446         (298,721)     6,597,911     3,293,102
                                                  --------      -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                    449,161       20,583,052     28,875,045    16,666,450
Changes From Operations:
   - Net investment income (loss)                   25,816          517,790       (183,057)       (5,882)
   - Net realized gain (loss) on investments       (15,620)         741,592        755,275       245,332
   - Net change in unrealized appreciation
     or depreciation on investments                  3,518           71,276     (3,538,827)     (973,178)
                                                  --------      -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        13,714        1,330,658     (2,966,609)     (733,728)
Changes From Unit Transactions:
   - Contract purchases                                276        2,054,509      1,956,420     1,160,565
   - Contract withdrawals                          (28,284)      (2,018,178)    (2,209,542)   (1,338,736)
   - Contract transfers                             (6,020)         829,401     (3,934,402)   (1,977,566)
                                                  --------      -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (34,028)         865,732     (4,187,524)   (2,155,737)
                                                  --------      -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (20,314)       2,196,390     (7,154,133)   (2,889,465)
                                                  --------      -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $428,847      $22,779,442    $21,720,912   $13,776,985
                                                  ========      ===========    ===========   ===========

See accompanying notes.

                                                                              GOLDMAN
                                                                               SACHS
                                                  FTVIPT        FTVIPT          VIT            LVIP
                                                TEMPLETON     TEMPLETON      STRATEGIC        CAPITAL
                                                 FOREIGN       FOREIGN         GROWTH         GROWTH
                                                SECURITIES    SECURITIES   INSTITUTIONAL     STANDARD
                                                 CLASS 1       CLASS 2         CLASS           CLASS
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               -----------   -----------   -------------   ------------
NET ASSETS AT JANUARY 1, 2010                  $53,506,426   $19,826,022    $ 6,907,588    $ 99,331,172
Changes From Operations:
   - Net investment income (loss)                  580,758       251,100        (16,991)       (773,421)
   - Net realized gain (loss) on investments    (1,115,841)     (104,714)       106,000        (447,267)
   - Net change in unrealized appreciation
     or depreciation on investments              3,978,680     1,436,226        371,103      17,142,647
                                               -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     3,443,597     1,582,612        460,112      15,921,959
Changes From Unit Transactions:
   - Contract purchases                          5,027,192         8,370        708,898       7,511,329
   - Contract withdrawals                       (5,751,778)          (13)      (622,560)     (9,877,240)
   - Contract transfers                         (4,987,343)      183,731     (1,830,164)     (9,955,654)
                                               -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (5,711,929)      192,088     (1,743,826)    (12,321,565)
                                               -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (2,268,332)    1,774,700     (1,283,714)      3,600,394
                                               -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                 51,238,094    21,600,722      5,623,874     102,931,566
Changes From Operations:
   - Net investment income (loss)                  490,679       234,053        (14,485)       (838,173)
   - Net realized gain (loss) on investments      (169,019)       85,660        199,263       1,325,538
   - Net change in unrealized appreciation
     or depreciation on investments             (5,478,620)   (2,637,168)      (373,897)     (9,561,306)
                                               -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (5,156,960)   (2,317,455)      (189,119)     (9,073,941)
Changes From Unit Transactions:
   - Contract purchases                          4,244,326             9        584,667       6,715,171
   - Contract withdrawals                       (5,736,126)           --       (574,954)     (9,189,911)
   - Contract transfers                         (3,159,060)     (472,771)      (219,805)     (7,835,223)
                                               -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (4,650,860)     (472,762)      (210,092)    (10,309,963)
                                               -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (9,807,820)   (2,790,217)      (399,211)    (19,383,904)
                                               -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                $41,430,274   $18,810,505    $ 5,224,663    $ 83,547,662
                                               ===========   ===========    ===========    ============

                                                    LVIP                            LVIP                             LVIP
                                                  COLUMBIA                        DELAWARE           LVIP             MFS
                                                   VALUE            LVIP         FOUNDATION        DELAWARE     INTERNATIONAL
                                               OPPORTUNITIES      DELAWARE      CONSERVATIVE      GROWTH AND       GROWTH
                                                  STANDARD          BOND         ALLOCATION         INCOME         STANDARD
                                                   CLASS       SERVICE CLASS    SERVICE CLASS   SERVICE CLASS       CLASS
                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                               -------------   -------------   --------------   -------------   -------------
NET ASSETS AT JANUARY 1, 2010                   $12,269,143     $15,095,962      $39,359,528     $20,364,170     $36,021,121
Changes From Operations:
   - Net investment income (loss)                   (86,379)        382,048          272,096         (30,547)         (4,165)
   - Net realized gain (loss) on investments       (710,591)      1,322,023       (1,529,802)       (788,211)       (153,144)
   - Net change in unrealized appreciation
     or depreciation on investments               3,475,251        (378,790)       4,590,777       3,023,215       4,171,493
                                                -----------     -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      2,678,281       1,325,281        3,333,071       2,204,457       4,014,184
Changes From Unit Transactions:
   - Contract purchases                             984,879         995,447        3,092,766       2,101,556       2,829,218
   - Contract withdrawals                        (1,083,939)     (1,754,125)      (4,458,687)     (2,348,591)     (2,983,461)
   - Contract transfers                          (1,219,083)     (1,092,321)      (3,765,301)     (1,377,287)     (2,459,677)
                                                -----------     -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,318,143)     (1,850,999)      (5,131,222)     (1,624,322)     (2,613,920)
                                                -----------     -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,360,138        (525,718)      (1,798,151)        580,135       1,400,264
                                                -----------     -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                  13,629,281      14,570,244       37,561,377      20,944,305      37,421,385
Changes From Operations:
   - Net investment income (loss)                   (99,880)        311,537        1,878,108         (13,393)        705,295
   - Net realized gain (loss) on investments         91,529         466,184       (1,021,447)       (369,262)        308,452
   - Net change in unrealized appreciation
     or depreciation on investments                (283,624)        161,261         (416,128)        414,800      (4,895,479)
                                                -----------     -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (291,975)        938,982          440,533          32,145      (3,881,732)
Changes From Unit Transactions:
   - Contract purchases                             833,776         789,868        2,651,538       1,872,452       2,395,744
   - Contract withdrawals                        (1,070,325)     (1,313,725)      (3,978,558)     (2,124,315)     (2,893,968)
   - Contract transfers                          (1,233,646)       (314,715)      (3,227,127)     (1,162,419)     (2,308,817)
                                                -----------     -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,470,195)       (838,572)      (4,554,147)     (1,414,282)     (2,807,041)
                                                -----------     -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,762,170)        100,410       (4,113,614)     (1,382,137)     (6,688,773)
                                                -----------     -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                 $11,867,111     $14,670,654      $33,447,763     $19,562,168     $30,732,612
                                                ===========     ===========      ===========     ===========     ===========

                                                   LVIP          LVIP          LVIP          LVIP
                                                   MFS         MID-CAP        MONEY        PROTECTED
                                                  VALUE         VALUE         MARKET     PROFILE 2010
                                                 STANDARD      STANDARD      STANDARD      STANDARD
                                                  CLASS         CLASS         CLASS         CLASS
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               -----------   -----------   -----------   ------------
NET ASSETS AT JANUARY 1, 2010                  $47,936,327   $18,709,025   $49,670,468     $121,234
Changes From Operations:
   - Net investment income (loss)                  180,676      (102,977)     (335,835)       1,272
   - Net realized gain (loss) on investments       538,483       166,035           221          403
   - Net change in unrealized appreciation
     or depreciation on investments              3,934,861     4,233,860           (25)      19,507
                                               -----------   -----------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,654,020     4,296,918      (335,639)      21,182
Changes From Unit Transactions:
   - Contract purchases                          3,237,825     1,307,776     4,999,178        9,938
   - Contract withdrawals                       (4,689,935)   (1,486,921)   (5,623,322)      (5,009)
   - Contract transfers                         (3,360,258)     (198,313)   (6,081,002)     120,216
                                               -----------   -----------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (4,812,368)     (377,458)   (6,705,146)     125,145
                                               -----------   -----------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (158,348)    3,919,460    (7,040,785)     146,327
                                               -----------   -----------   -----------     --------
NET ASSETS AT DECEMBER 31, 2010                 47,777,979    22,628,485    42,629,683      267,561
Changes From Operations:
   - Net investment income (loss)                  232,451      (147,307)     (311,029)         (58)
   - Net realized gain (loss) on investments     1,075,734       756,954            69       10,209
   - Net change in unrealized appreciation
     or depreciation on investments             (1,653,397)   (2,415,401)          (13)      (7,003)
                                               -----------   -----------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (345,212)   (1,805,754)     (310,973)       3,148
Changes From Unit Transactions:
   - Contract purchases                          2,761,540     1,093,098     3,934,604       10,879
   - Contract withdrawals                       (4,196,316)   (1,502,129)   (5,109,380)      (5,616)
   - Contract transfers                         (3,922,366)   (3,558,245)   (1,886,944)     (55,112)
                                               -----------   -----------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (5,357,142)   (3,967,276)   (3,061,720)     (49,849)
                                               -----------   -----------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (5,702,354)   (5,773,030)   (3,372,693)     (46,701)
                                               -----------   -----------   -----------     --------
NET ASSETS AT DECEMBER 31, 2011                $42,075,625   $16,855,455   $39,256,990     $220,860
                                               ===========   ===========   ===========     ========

See accompanying notes.

                                                                                                LVIP
                                                   LVIP           LVIP           LVIP         PROTECTED
                                                 PROTECTED      PROTECTED      PROTECTED       PROFILE
                                               PROFILE 2020   PROFILE 2030   PROFILE 2040   CONSERVATIVE
                                                 STANDARD       STANDARD       STANDARD       STANDARD
                                                   CLASS          CLASS          CLASS          CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               ------------   ------------   ------------   ------------
NET ASSETS AT JANUARY 1, 2010                    $388,963       $197,811       $ 75,078      $1,957,130
Changes From Operations:
   - Net investment income (loss)                   1,607            763            891          87,476
   - Net realized gain (loss) on investments       26,096          1,390         11,503         109,694
   - Net change in unrealized appreciation
     or depreciation on investments                19,677         33,760         13,155          71,889
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       47,380         35,913         25,549         269,059
Changes From Unit Transactions:
   - Contract purchases                            62,342         47,504         20,677         476,724
   - Contract withdrawals                         (50,146)       (22,461)        (8,796)       (329,494)
   - Contract transfers                           (24,086)       104,188         32,023         503,886
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (11,890)       129,231         43,904         651,116
                                                 --------       --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            35,490        165,144         69,453         920,175
                                                 --------       --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   424,453        362,955        144,531       2,877,305
Changes From Operations:
   - Net investment income (loss)                   1,842            282           (163)         71,559
   - Net realized gain (loss) on investments       16,238          5,249          1,137          69,435
   - Net change in unrealized appreciation
     or depreciation on investments               (28,926)       (15,664)        (4,170)         18,601
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (10,846)       (10,133)        (3,196)        159,595
Changes From Unit Transactions:
   - Contract purchases                            85,778         65,300         14,474         575,149
   - Contract withdrawals                         (42,391)       (34,289)       (11,118)       (290,151)
   - Contract transfers                           268,904        106,617          7,528       2,774,750
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               312,291        137,628         10,884       3,059,748
                                                 --------       --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           301,445        127,495          7,688       3,219,343
                                                 --------       --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $725,898       $490,450       $152,219      $6,096,648
                                                 ========       ========       ========      ==========

                                                  LVIP          LVIP          LVIP                         LVIP
                                                PROTECTED    PROTECTED    SSgA GLOBAL       LVIP           SSgA
                                                 PROFILE      PROFILE       TACTICAL      SSgA S&P      SMALL-CAP
                                                 GROWTH       MODERATE     ALLOCATION     500 INDEX       INDEX
                                                STANDARD      STANDARD      STANDARD      STANDARD       STANDARD
                                                  CLASS        CLASS         CLASS          CLASS         CLASS
                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               ----------   -----------   -----------   ------------   -----------
NET ASSETS AT JANUARY 1, 2010                  $5,945,463   $13,168,211    $1,559,543   $133,203,313   $41,204,060
Changes From Operations:
   - Net investment income (loss)                 156,404       373,127         8,954        484,313      (137,825)
   - Net realized gain (loss) on investments       90,318       123,020        26,042       (638,016)     (281,028)
   - Net change in unrealized appreciation
     or depreciation on investments               537,799     1,187,984        83,580     17,154,191    10,374,310
                                               ----------   -----------    ----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      784,521     1,684,131       118,576     17,000,488     9,955,457
Changes From Unit Transactions:
   - Contract purchases                           812,831     1,801,046        98,186     11,679,840     3,007,313
   - Contract withdrawals                        (491,711)   (1,370,845)     (226,970)   (12,161,706)   (4,732,545)
   - Contract transfers                           794,041     1,344,847       393,251    (11,130,962)   (1,287,623)
                                               ----------   -----------    ----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,115,161     1,775,048       264,467    (11,612,828)   (3,012,855)
                                               ----------   -----------    ----------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,899,682     3,459,179       383,043      5,387,660     6,942,602
                                               ----------   -----------    ----------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2010                 7,845,145    16,627,390     1,942,586    138,590,973    48,146,662
Changes From Operations:
   - Net investment income (loss)                 107,947       133,156         9,678        147,564      (227,943)
   - Net realized gain (loss) on investments      207,308       482,511        90,147      2,441,404     1,129,236
   - Net change in unrealized appreciation
     or depreciation on investments              (434,786)     (653,727)      (77,968)    (1,024,365)   (3,097,498)
                                               ----------   -----------    ----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (119,531)      (38,060)       21,857      1,564,603    (2,196,205)
Changes From Unit Transactions:
   - Contract purchases                           996,453     1,662,712        91,653     10,474,586     2,731,883
   - Contract withdrawals                        (612,736)   (1,047,003)      (93,325)   (10,984,459)   (4,196,532)
   - Contract transfers                            82,123    (3,851,771)     (143,994)   (13,222,277)   (5,798,230)
                                               ----------   -----------    ----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               465,840    (3,236,062)     (145,666)   (13,732,150)   (7,262,879)
                                               ----------   -----------    ----------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           346,309    (3,274,122)     (123,809)   (12,167,547)   (9,459,084)
                                               ----------   -----------    ----------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2011                $8,191,454   $13,353,268    $1,818,777   $126,423,426   $38,687,578
                                               ==========   ===========    ==========   ============   ===========

                                                    LVIP                          LVIP
                                               T. ROWE PRICE       LVIP          TURNER
                                                   GROWTH        TEMPLETON      MID-CAP       MFS VIT
                                                   STOCK          GROWTH         GROWTH       RESEARCH
                                                  STANDARD       STANDARD       STANDARD      INITIAL
                                                   CLASS           CLASS         CLASS         CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                               -------------   ------------   -----------   -----------
NET ASSETS AT JANUARY 1, 2010                  $54,753,462     $ 92,141,102   $10,614,838   $11,602,672
Changes From Operations:
   - Net investment income (loss)                 (437,387)         810,030       (79,425)       13,512
   - Net realized gain (loss) on investments    (1,929,793)         375,593      (254,711)      (68,863)
   - Net change in unrealized appreciation
     or depreciation on investments              9,986,450        3,263,997     2,715,189     1,614,660
                                               -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     7,619,270        4,449,620     2,381,053     1,559,309
Changes From Unit Transactions:
   - Contract purchases                          4,292,485        5,874,883       778,781       893,605
   - Contract withdrawals                       (5,342,229)      (8,601,660)     (886,877)   (1,314,251)
   - Contract transfers                         (4,233,238)      (6,647,698)   (1,099,453)     (920,533)
                                               -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (5,282,982)      (9,374,475)   (1,207,549)   (1,341,179)
                                               -----------     ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,336,288       (4,924,855)    1,173,504       218,130
                                               -----------     ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                 57,089,750       87,216,247    11,788,342    11,820,802
Changes From Operations:
   - Net investment income (loss)                 (448,513)       1,002,707       (95,837)        4,850
   - Net realized gain (loss) on investments      (303,122)       1,241,222       476,558       129,969
   - Net change in unrealized appreciation
     or depreciation on investments               (446,117)      (5,166,517)   (1,350,853)     (258,320)
                                               -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (1,197,752)      (2,922,588)     (970,132)     (123,501)
Changes From Unit Transactions:
   - Contract purchases                          3,835,501        5,132,785       724,980       808,221
   - Contract withdrawals                       (5,519,250)      (7,888,993)   (1,418,769)   (1,151,365)
   - Contract transfers                         (5,389,829)      (6,340,323)     (338,679)     (933,469)
                                               -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (7,073,578)      (9,096,531)   (1,032,468)   (1,276,613)
                                               -----------     ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (8,271,330)     (12,019,119)   (2,002,600)   (1,400,114)
                                               -----------     ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                $48,818,420     $ 75,197,128   $ 9,785,742   $10,420,688
                                               ===========     ============   ===========   ===========

See accompanying notes.

                                                 MFS VIT        PIMCO VIT
                                                UTILITIES     TOTAL RETURN
                                                 INITIAL     ADMINISTRATIVE    PROFUND VP   PROFUND VP
                                                  CLASS           CLASS         ASIA 30      EUROPE 30
                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
                                               -----------   --------------   -----------   ----------
NET ASSETS AT JANUARY 1, 2010                  $32,418,283     $87,880,730    $12,766,982   $3,260,622
Changes From Operations:
   - Net investment income (loss)                  759,008       1,523,355        (83,768)      28,930
   - Net realized gain (loss) on investments      (117,557)      4,432,409       (471,317)    (167,352)
   - Net change in unrealized appreciation
     or depreciation on investments              3,115,569         587,284      1,877,477      207,323
                                               -----------     -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     3,757,020       6,543,048      1,322,392       68,901
Changes From Unit Transactions:
   - Contract purchases                          2,857,052       6,671,073      1,344,838      596,854
   - Contract withdrawals                       (3,476,420)     (8,292,790)    (1,177,995)    (379,243)
   - Contract transfers                         (3,093,336)     (3,036,317)       167,993     (254,695)
                                               -----------     -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (3,712,704)     (4,658,034)       334,836      (37,084)
                                               -----------     -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             44,316       1,885,014      1,657,228       31,817
                                               -----------     -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                 32,462,599      89,765,744     14,424,210    3,292,439
Changes From Operations:
   - Net investment income (loss)                  798,216       1,654,096        (80,100)       8,266
   - Net realized gain (loss) on investments       593,088       2,135,667        309,418     (179,231)
   - Net change in unrealized appreciation
     or depreciation on investments                330,829      (1,300,712)    (3,391,951)    (183,664)
                                               -----------     -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,722,133       2,489,051     (3,162,633)    (354,629)
Changes From Unit Transactions:
   - Contract purchases                          2,673,965       5,997,713        977,652      501,189
   - Contract withdrawals                       (3,529,462)     (7,464,710)    (1,231,162)    (383,736)
   - Contract transfers                           (575,594)     (5,346,096)    (3,304,106)    (192,479)
                                               -----------     -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,431,091)     (6,813,093)    (3,557,616)     (75,026)
                                               -----------     -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            291,042      (4,324,042)    (6,720,249)    (429,655)
                                               -----------     -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                $32,753,641     $85,441,702    $ 7,703,961   $2,862,784
                                               ===========     ===========    ===========   ==========

                                                                           PROFUND VP   PROFUND VP    PROFUND VP
                                                PROFUND VP    PROFUND VP    LARGE-CAP    LARGE-CAP   RISING RATES
                                                FINANCIALS   HEALTH CARE     GROWTH        VALUE      OPPORTUNITY
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                               -----------   -----------   ----------   ----------   ------------
NET ASSETS AT JANUARY 1, 2010                   $2,692,857    $3,202,957   $  803,664    $ 563,287    $1,912,437
Changes From Operations:
   - Net investment income (loss)                  (15,236)      (14,457)      (6,030)       1,071       (11,483)
   - Net realized gain (loss) on investments      (377,498)       20,026       67,708      (46,578)     (191,873)
   - Net change in unrealized appreciation
     or depreciation on investments                547,708        34,465        3,063       90,261      (108,943)
                                                ----------    ----------   ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       154,974        40,034       64,741       44,754      (312,299)
Changes From Unit Transactions:
   - Contract purchases                            220,061       289,692      157,236       63,129       109,842
   - Contract withdrawals                         (186,189)     (257,006)     (76,297)     (78,701)     (119,172)
   - Contract transfers                           (110,158)     (372,384)    (212,796)      79,118      (325,683)
                                                ----------    ----------   ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (76,286)     (339,698)    (131,857)      63,546      (335,013)
                                                ----------    ----------   ----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             78,688      (299,664)     (67,116)     108,300      (647,312)
                                                ----------    ----------   ----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2010                  2,771,545     2,903,293      736,548      671,587     1,265,125
Changes From Operations:
   - Net investment income (loss)                  (27,043)      (21,700)      (8,467)       8,669        (8,859)
   - Net realized gain (loss) on investments      (255,017)      (77,952)      27,418       48,370       (84,087)
   - Net change in unrealized appreciation
     or depreciation on investments               (342,507)       86,089          943      (51,801)     (427,420)
                                                ----------    ----------   ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (624,567)      (13,563)      19,894        5,238      (520,366)
Changes From Unit Transactions:
   - Contract purchases                            162,911       236,826       92,515       70,886        81,028
   - Contract withdrawals                         (552,520)     (251,994)    (139,740)    (119,495)     (113,969)
   - Contract transfers                            579,480       458,474      414,964      329,837       213,244
                                                ----------    ----------   ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                189,871       443,306      367,739      281,228       180,303
                                                ----------    ----------   ----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (434,696)      429,743      387,633      286,466      (340,063)
                                                ----------    ----------   ----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2011                 $2,336,849    $3,333,036   $1,124,181    $ 958,053    $  925,062
                                                ==========    ==========   ==========    =========    ==========

                                                                                         PROFUND
                                               PROFUND VP   PROFUND VP                   VP U.S.
                                                SMALL-CAP    SMALL-CAP    PROFUND VP   GOVERNMENT
                                                 GROWTH        VALUE      TECHNOLOGY      PLUS
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                               ----------   ----------   -----------   ----------
NET ASSETS AT JANUARY 1, 2010                  $1,787,421   $  900,704   $ 5,240,450   $2,071,691
Changes From Operations:
   - Net investment income (loss)                 (14,634)      (6,192)      (34,373)      (8,775)
   - Net realized gain (loss) on investments     (110,269)      (9,083)      236,095     (567,135)
   - Net change in unrealized appreciation
     or depreciation on investments               535,000      139,832        89,194      723,631
                                               ----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      410,097      124,557       290,916      147,721
Changes From Unit Transactions:
   - Contract purchases                           196,184       97,158       443,836      406,206
   - Contract withdrawals                        (271,244)    (118,890)     (418,973)    (344,789)
   - Contract transfers                           (93,226)     (14,910)   (1,168,924)     245,446
                                               ----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (168,286)     (36,642)   (1,144,061)     306,863
                                               ----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           241,811       87,915      (853,145)     454,584
                                               ----------   ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                 2,029,232      988,619     4,387,305    2,526,275
Changes From Operations:
   - Net investment income (loss)                 (18,943)      (8,557)      (35,788)     (21,440)
   - Net realized gain (loss) on investments       44,714       63,914       194,349       14,113
   - Net change in unrealized appreciation
     or depreciation on investments              (135,518)    (102,116)     (534,998)   1,209,808
                                               ----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (109,747)     (46,759)     (376,437)   1,202,481
Changes From Unit Transactions:
   - Contract purchases                           175,175      102,017       418,623      431,580
   - Contract withdrawals                        (227,363)     (88,542)     (600,573)    (243,671)
   - Contract transfers                         1,338,605      978,941         5,656      465,857
                                               ----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,286,417      992,416      (176,294)     653,766
                                               ----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,176,670      945,657      (552,731)   1,856,247
                                               ----------   ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                $3,205,902   $1,934,276   $ 3,834,574   $4,382,522
                                               ==========   ==========   ===========   ==========

See accompanying notes.

                                                                 VANGUARD      VANGUARD      VANGUARD
                                                                   VIF           VIF        VIF SMALL
                                               T. ROWE PRICE     MID-CAP        REIT         COMPANY
                                                  MID-CAP          INDEX        INDEX         GROWTH
                                                   GROWTH        INVESTOR      INVESTOR      INVESTOR
                                                  CLASS II        CLASS         CLASS         CLASS
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               -------------   -----------   -----------   -----------
NET ASSETS AT JANUARY 1, 2010                    $4,232,581    $19,023,224   $19,862,406   $13,025,186
Changes From Operations:
   - Net investment income (loss)                   (31,590)        46,650       438,564       (59,155)
   - Net realized gain (loss) on investments        285,728       (617,278)   (2,561,634)     (394,484)
   - Net change in unrealized appreciation
     or depreciation on investments                 742,393      4,820,304     7,251,442     4,294,958
                                                 ----------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        996,531      4,249,676     5,128,372     3,841,319
Changes From Unit Transactions:
   - Contract purchases                             273,013      1,890,242     2,529,257     1,413,614
   - Contract withdrawals                          (405,388)    (1,781,665)   (2,267,791)   (1,096,620)
   - Contract transfers                            (538,318)    (1,505,931)      871,558       522,195
                                                 ----------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (670,693)    (1,397,354)    1,133,024       839,189
                                                 ----------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             325,838      2,852,322     6,261,396     4,680,508
                                                 ----------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                   4,558,419     21,875,546    26,123,802    17,705,694
Changes From Operations:
   - Net investment income (loss)                   (31,973)        76,520       272,483       (97,973)
   - Net realized gain (loss) on investments        591,132        535,623      (246,142)      639,181
   - Net change in unrealized appreciation
     or depreciation on investments                (633,778)    (1,059,913)    1,841,873      (425,610)
                                                 ----------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (74,619)      (447,770)    1,868,214       115,598
Changes From Unit Transactions:
   - Contract purchases                             237,158      1,552,140     2,179,947     1,086,202
   - Contract withdrawals                          (339,793)    (1,952,199)   (2,875,822)   (1,852,082)
   - Contract transfers                            (510,371)    (2,243,053)   (2,572,867)   (2,081,583)
                                                 ----------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (613,006)    (2,643,112)   (3,268,742)   (2,847,463)
                                                 ----------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (687,625)    (3,090,882)   (1,400,528)   (2,731,865)
                                                 ----------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                  $3,870,794    $18,784,664   $24,723,274   $14,973,829
                                                 ==========    ===========   ===========   ===========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account consists of seven products as follows:

     -    Lincoln Ensemble I VUL

     -    Lincoln Ensemble II VUL

     -    Lincoln Ensemble III VUL

     -    Lincoln Ensemble Exec VUL

     -    Lincoln Ensemble Accumulator VUL

     -    Lincoln Ensemble Protector VUL

     -    Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of thirteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP International Class I Portfolio
     American Century VP Value Class II Portfolio

American Funds Insurance Series (American Funds):
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIP):
     Delaware VIP High Yield Standard Class Series

DWS Scudder Investments VIT Funds (DWS VIP):
     DWS VIP Small Cap Index Class B Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP High Income Initial Class Portfolio
     Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Small Cap Value Class 2 Fund
     FTVIPT Templeton Foreign Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Strategic Growth Institutional Class Fund

Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Capital Growth Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Growth and Income Service Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Research Initial Class Series
     MFS VIT Utilities Initial Class Series

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Total Return Administrative Class Portfolio

ProFunds VP (ProFund VP):
     ProFund VP Asia 30 Fund
     ProFund VP Europe 30 Fund
     ProFund VP Financials Fund
     ProFund VP Health Care Fund
     ProFund VP Large-Cap Growth Fund
     ProFund VP Large-Cap Value Fund
     ProFund VP Rising Rates Opportunity Fund
     ProFund VP Small-Cap Growth Fund
     ProFund VP Small-Cap Value Fund
     ProFund VP Technology Fund
     ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
     Vanguard VIF Mid-Cap Index Investor Class Portfolio
     Vanguard VIF REIT Index Investor Class Portfolio
     Vanguard VIF Small Company Growth Investor Class Portfolio

*    Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the Goldman Sachs VIT Capital Growth Institutional Class Fund changed its name to the Goldman Sachs VIT Strategic Growth Institutional Class Fund, the LVIP Marsico International Growth Fund Standard Class changed its name to the LVIP MFS International Growth Standard Class Fund and the LVIP Wilshire Aggressive Profile Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund.

During 2011, the following funds changed their names:

PREVIOUS FUND NAME                                           NEW FUND NAME
----------------------------------------------------------   --------------------------------------------------
LVIP Wilshire 2010 Profile Fund Standard Class               LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Fund Standard Class               LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Fund Standard Class               LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Fund Standard Class               LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class            LVIP Protected Profile Conservative Standard Class
LVIP Wilshire Moderately Aggressive Profile Standard Class   LVIP Protected Profile Growth Standard Class
LVIP Wilshire Moderate Profile Standard Class                LVIP Protected Profile Moderate Standard Class

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln Ensemble I VUL- annual rate of .60%.

-    Lincoln Ensemble II VUL - annual rate of .90%.

- Lincoln Ensemble III VUL - annual rate of .60% for policy years one through twenty-five and .10% thereafter.

- Lincoln Ensemble Exec VUL - annual rate of .60% for policy years one through twenty-five and .40% thereafter.

- Lincoln Ensemble Accumulator VUL - annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

- Lincoln Ensemble Protector VUL - annual rate of .60% for policy years one through fifteen and .10% thereafter.

- Lincoln Ensemble Exec VUL 2006 - annual rate of .50% for policy years one through twenty-five and .10% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2011 and 2010, amounted to $2,532,046 and $2,910,018, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2011 and 2010.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $78,934,208 and $83,577,650, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. Transfer charges for the years ended December 31, 2011 and 2010, amounted to $150 and $75, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. There were no full surrender charges or partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2011 and 2010.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.50%    0.90%    $10.82    $20.75     1,255,815  $ 14,330,543   -12.83%    -12.48%      1.44%
            2010                 0.50%    0.90%     12.42     23.70     1,331,323    17,560,689    12.28%     12.73%      2.30%
            2009                 0.50%    0.90%     11.06     21.03     1,378,762    15,893,331    32.57%     33.10%      2.03%
            2008                 0.50%    0.90%      8.34     15.80     1,473,475    12,727,335   -45.32%    -45.10%      0.81%
            2007                 0.50%    0.90%     15.21     28.78     1,569,732    24,608,019    17.00%     17.47%      0.61%
AMERICAN CENTURY VP VALUE CLASS II
            2011                 0.50%    0.90%     12.20     21.51       631,585     8,516,720    -0.04%      0.36%      1.89%
            2010                 0.50%    0.90%     12.16     21.43       649,027     8,736,434    12.02%     12.47%      2.06%
            2009                 0.50%    0.90%     10.83     19.06       684,615     8,237,375    18.65%     19.13%      5.61%
            2008                 0.50%    0.90%      9.10     16.00       878,092     8,953,579   -27.46%    -27.17%      2.25%
            2007                 0.50%    0.90%     12.50     21.96       855,465    12,024,535    -6.16%     -5.78%      1.42%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.50%    0.90%     13.22     21.75     2,531,772    39,704,270    -5.14%     -4.75%      0.60%
            2010                 0.50%    0.90%     13.89     22.84     2,908,874    48,428,194    17.62%     18.09%      0.73%
            2009                 0.50%    0.90%     11.77     19.34     3,140,302    44,406,678    38.16%     38.72%      0.69%
            2008                 0.50%    0.90%      8.50     13.94     2,999,748    30,774,457   -44.47%    -44.25%      0.82%
            2007                 0.50%    0.90%     15.25     25.01     2,954,602    55,198,401    11.34%     11.79%      0.81%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.50%    0.90%     11.66     20.69     2,090,366    28,883,464    -2.71%     -2.32%      1.54%
            2010                 0.50%    0.90%     11.94     21.18     2,176,731    31,001,102    10.43%     10.87%      1.48%
            2009                 0.50%    0.90%     10.78     19.10     2,270,929    29,417,252    30.07%     30.59%      1.62%
            2008                 0.50%    0.90%      8.27     14.63     2,340,454    23,439,823   -38.41%    -38.16%      1.69%
            2007                 0.50%    0.90%     13.38     23.65     2,443,061    40,054,728     4.10%      4.52%      1.46%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.50%    0.90%     12.58     12.81       686,736     8,702,183     1.47%      1.87%      7.82%
            2010                 0.50%    0.90%     12.39     12.58       517,729     6,454,878    14.28%     14.74%      7.22%
            2009                 0.50%    0.90%     10.84     10.96       652,657     7,108,236    47.64%     48.23%      4.71%
            2008                 0.50%    0.90%      7.35      7.38       125,056       920,276   -24.85%    -24.63%      6.93%
            2007     5/3/07      0.60%    0.90%      9.77      9.79        68,189       666,988    -2.24%     -1.76%      0.00%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 0.50%    0.90%     13.06     22.01       809,172    11,425,210    -5.43%     -5.05%      0.59%
            2010                 0.50%    0.90%     13.77     23.19       869,425    12,968,815    24.98%     25.48%      0.71%
            2009                 0.50%    0.90%     10.98     18.48       959,109    11,448,325    25.14%     25.64%      1.58%
            2008                 0.50%    0.90%      8.75     14.71     1,025,040     9,773,764   -34.91%    -34.65%      1.36%
            2007                 0.50%    0.90%     13.40     22.51     1,064,204    15,601,259    -3.04%     -2.65%      0.60%
FIDELITY VIP CONTRAFUND INITIAL CLASS
            2011                 0.50%    0.90%     14.47     29.49     3,272,321    72,970,275    -3.40%     -3.01%      0.97%
            2010                 0.50%    0.90%     14.93     30.53     3,602,239    84,313,492    16.17%     16.63%      1.23%
            2009                 0.50%    0.90%     12.81     26.28     3,948,289    80,013,890    34.49%     35.03%      1.39%
            2008                 0.50%    0.90%      9.50     19.54     4,291,343    65,350,454   -43.03%    -42.80%      0.99%
            2007                 0.50%    0.90%     16.62     34.30     4,662,817   126,145,185    16.54%     17.01%      0.93%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 0.50%    0.90%     11.66     20.20     2,319,846    32,033,301     0.07%      0.47%      2.49%
            2010                 0.50%    0.90%     11.62     20.11     2,488,507    34,410,060    14.12%     14.58%      1.82%
            2009                 0.50%    0.90%     10.15     17.55     2,861,519    34,873,869    29.04%     29.56%      2.42%
            2008                 0.50%    0.90%      7.84     13.55     2,862,202    26,943,560   -43.17%    -42.94%      2.50%
            2007                 0.50%    0.90%     13.76     23.74     3,030,344    50,264,860     0.62%      1.02%      1.76%
FIDELITY VIP GROWTH INITIAL CLASS
            2011                 0.50%    0.90%      8.16     22.88     2,665,520    30,878,720    -0.70%     -0.30%      0.36%
            2010                 0.50%    0.90%      8.20     22.95     2,865,623    33,780,340    23.06%     23.55%      0.27%
            2009                 0.50%    0.90%      6.64     18.57     3,207,068    30,557,127    27.14%     27.65%      0.45%
            2008                 0.50%    0.90%      5.21     14.55     3,414,834    25,660,313   -47.64%    -47.43%      0.80%
            2007                 0.50%    0.90%      9.92     27.68     3,877,414    56,081,456    25.83%     26.33%      0.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
FIDELITY VIP HIGH INCOME INITIAL CLASS
            2011                 0.90%    0.90%    $16.97    $16.97        25,276  $    428,847     3.10%      3.10%      6.69%
            2010                 0.90%    0.90%     16.46     16.46        27,295       449,161    12.80%     12.80%      7.68%
            2009                 0.90%    0.90%     14.59     14.59        29,388       428,715    42.67%     42.67%      7.85%
            2008                 0.90%    0.90%     10.23     10.23        33,353       341,036   -25.66%    -25.66%      8.53%
            2007                 0.90%    0.90%     13.75     13.75        37,732       518,963     1.87%      1.87%      8.01%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2011                 0.50%    0.90%     13.84     27.31     1,577,704    22,779,442     6.08%      6.50%      3.06%
            2010                 0.50%    0.90%     13.04     25.64     1,513,078    20,583,052     6.58%      7.01%      3.25%
            2009                 0.50%    0.90%     12.24     23.96     1,639,051    20,881,773    14.43%     14.89%      8.61%
            2008                 0.50%    0.90%     10.69     20.86     1,774,851    19,778,771    -4.33%     -3.94%      4.15%
            2007                 0.50%    0.90%     11.16     21.71     2,019,044    23,326,937     3.15%      3.56%      3.58%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 0.50%    0.90%     17.01     24.18     1,003,006    21,720,912   -11.65%    -11.30%      0.02%
            2010                 0.50%    0.90%     19.20     27.26     1,184,876    28,875,045    27.42%     27.93%      0.13%
            2009                 0.50%    0.90%     15.02     21.31     1,143,388    22,277,134    38.50%     39.05%      0.48%
            2008                 0.50%    0.90%     10.81     15.32     1,084,994    15,321,249   -40.15%    -39.91%      0.24%
            2007                 0.50%    0.90%     18.01     25.50     1,245,852    29,521,745    14.30%     14.76%      0.50%
FTVIPT FRANKLIN SMALL CAP VALUE CLASS 2
            2011                 0.50%    0.90%     14.50     22.64       758,527    13,776,985    -4.62%     -4.24%      0.71%
            2010                 0.50%    0.90%     15.16     23.64       865,153    16,666,450    27.07%     27.58%      0.80%
            2009                 0.50%    0.90%     11.89     18.53       880,965    13,373,348    28.00%     28.51%      1.65%
            2008                 0.50%    0.90%      9.26     14.42       995,464    11,994,149   -33.62%    -33.35%      1.18%
            2007                 0.50%    0.90%     13.91     21.63     1,011,450    18,460,450    -3.25%     -2.87%      0.65%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2011                 0.90%    0.90%     24.26     24.26     1,708,066    41,430,274   -11.25%    -11.25%      1.93%
            2010                 0.90%    0.90%     27.33     27.33     1,874,817    51,238,094     7.70%      7.70%      2.09%
            2009                 0.90%    0.90%     25.38     25.38     2,108,602    53,506,426    36.11%     36.11%      3.64%
            2008                 0.90%    0.90%     18.64     18.64     2,345,069    43,719,345   -40.77%    -40.77%      2.66%
            2007                 0.90%    0.90%     31.48     31.48     2,539,641    79,938,076    14.75%     14.75%      2.17%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                 0.50%    0.60%     11.96     21.03     1,497,956    18,810,505   -11.17%    -11.08%      1.72%
            2010                 0.50%    0.60%     13.46     23.65     1,533,302    21,600,722     7.76%      7.87%      1.88%
            2009                 0.50%    0.60%     12.49     21.92     1,518,642    19,826,022    36.22%     36.36%      3.28%
            2008                 0.50%    0.60%      9.17     16.08     1,604,176    15,306,742   -40.73%    -40.68%      2.40%
            2007                 0.50%    0.60%     15.47     27.10     1,578,677    25,248,937    14.77%     14.88%      1.97%
GOLDMAN SACHS VIT STRATEGIC GROWTH INSTITUTIONAL CLASS
            2011                 0.50%    0.90%      8.88     22.36       526,020     5,224,663    -3.49%     -3.10%      0.44%
            2010                 0.50%    0.90%      9.20     23.07       550,321     5,623,874     9.74%     10.18%      0.40%
            2009                 0.50%    0.90%      8.39     20.94       741,891     6,907,588    46.42%     47.01%      0.52%
            2008                 0.50%    0.90%      5.73     14.25       633,529     3,955,234   -42.28%    -42.05%      0.12%
            2007                 0.50%    0.90%      9.92     24.58       596,784     6,404,271     9.14%      9.58%      0.19%
LVIP CAPITAL GROWTH STANDARD CLASS
            2011                 0.50%    0.90%      6.37     37.92     3,580,001    83,547,662    -9.83%     -9.47%      0.00%
            2010                 0.50%    0.90%      7.04     42.05     3,922,453   102,931,566    17.89%     18.36%      0.04%
            2009                 0.50%    0.90%      5.96     35.67     4,445,288    99,331,172    33.66%     34.20%      0.34%
            2008                 0.50%    0.90%      4.44     26.69     4,799,005    80,587,473   -42.11%    -41.88%      0.21%
            2007                 0.50%    0.90%      7.65     46.10     5,195,590   153,492,724    15.71%     16.18%      0.10%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                 0.50%    0.90%     12.32     22.49       719,348    11,867,111    -2.65%     -2.26%      0.00%
            2010                 0.50%    0.90%     12.62     23.01       803,700    13,629,281    23.65%     24.15%      0.08%
            2009                 0.50%    0.90%     10.17     18.54       892,646    12,269,143    23.53%     24.03%      0.55%
            2008                 0.50%    0.90%      8.21     14.95     1,064,840    11,900,358   -34.55%    -34.29%      0.40%
            2007                 0.50%    0.90%     12.51     22.75     1,149,343    19,689,351     0.89%      1.29%      0.57%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 0.50%    0.90%     16.07     30.23       783,659    14,670,654     6.30%      6.72%      2.89%
            2010                 0.50%    0.90%     15.07     28.32       827,181    14,570,244     7.15%      7.58%      2.94%
            2009                 0.50%    0.90%     14.02     26.33       914,773    15,095,962    17.42%     17.89%      4.00%
            2008                 0.50%    0.90%     11.91     22.33       992,014    13,902,832    -4.13%     -3.74%      4.05%
            2007     4/27/07     0.50%    0.90%     12.38     23.20     1,187,595    17,418,791     2.77%      3.05%      4.67%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ---------  ----------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2011                 0.50%    0.90%    $13.18    $31.29     1,511,600  $33,447,763    1.07%      1.47%      6.00%
            2010                 0.50%    0.90%     13.00     30.95     1,683,010   37,561,377    9.17%      9.60%      1.52%
            2009                 0.50%    0.90%     11.87     28.36     1,927,019   39,359,528   21.39%     21.87%      2.44%
            2008                 0.50%    0.90%      9.75     23.36     2,221,598   37,261,888  -27.87%    -27.58%      2.01%
            2007     4/27/07     0.50%    0.90%     13.48     32.38     2,562,975   59,343,490   -1.14%     -0.87%      2.13%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 0.50%    0.90%      6.94     20.88     1,843,991   19,562,168   -0.06%      0.34%      0.71%
            2010                 0.50%    0.90%      6.93     20.81     1,947,945   20,944,305   11.53%     11.98%      0.62%
            2009                 0.50%    0.90%      6.19     18.58     2,092,310   20,364,170   23.12%     23.62%      0.77%
            2008                 0.50%    0.90%      5.01     15.03     2,381,586   19,486,882  -36.57%    -36.31%      0.99%
            2007     4/27/07     0.50%    0.90%      7.88     23.61     2,439,160   30,935,257   -1.35%     -1.08%      0.94%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                 0.50%    0.90%      8.58     20.42     2,702,501   30,732,612  -10.68%    -10.32%      2.80%
            2010                 0.50%    0.90%      9.58     22.77     2,948,994   37,421,385   12.09%     12.54%      0.77%
            2009                 0.50%    0.90%      8.52     20.24     3,181,035   36,021,121   34.63%     35.17%      0.90%
            2008                 0.50%    0.90%      6.31     14.97     3,451,187   28,894,259  -49.40%    -49.20%      1.16%
            2007                 0.50%    0.90%     12.43     29.47     3,581,380   59,200,345   19.47%     19.95%      0.75%
LVIP MFS VALUE STANDARD CLASS
            2011                 0.50%    0.90%     13.28     41.11     1,489,829   42,075,625   -1.00%     -0.60%      1.34%
            2010                 0.50%    0.90%     13.37     41.53     1,656,457   47,777,979   10.59%     11.03%      1.22%
            2009                 0.50%    0.90%     12.05     37.55     1,820,648   47,936,327   19.88%     20.36%      1.41%
            2008                 0.50%    0.90%     10.02     31.32     2,136,287   47,475,363  -32.90%    -32.63%      1.06%
            2007                 0.50%    0.90%     14.89     46.68     2,220,838   73,966,745    6.72%      7.15%      0.97%
LVIP MID-CAP VALUE STANDARD CLASS
            2011                 0.50%    0.90%     13.24     21.60     1,056,319   16,855,455  -10.13%     -9.77%      0.00%
            2010                 0.50%    0.90%     14.69     23.94     1,272,407   22,628,485   22.79%     23.28%      0.26%
            2009                 0.50%    0.90%     11.93     19.42     1,291,916   18,709,025   41.17%     41.73%      0.51%
            2008                 0.50%    0.90%      8.43     13.70     1,519,251   15,601,953  -41.24%    -41.00%      0.31%
            2007                 0.50%    0.90%     14.30     23.22     1,647,839   28,824,948    0.72%      1.12%      0.31%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.50%    0.90%     11.14     22.66     2,490,131   39,256,990   -0.87%     -0.47%      0.03%
            2010                 0.50%    0.90%     11.21     22.79     2,850,662   42,629,683   -0.85%     -0.45%      0.05%
            2009                 0.50%    0.90%     11.27     22.92     3,264,665   49,670,468   -0.60%     -0.20%      0.30%
            2008                 0.50%    0.90%     11.30     22.98     3,916,009   60,169,598    1.43%      1.83%      2.31%
            2007     4/27/07     0.50%    0.90%     11.11     22.59     3,170,784   49,012,415    2.70%      2.98%      3.28%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 0.60%    0.90%     10.20     10.31        21,509      220,860    0.34%      0.64%      0.71%
            2010                 0.60%    0.90%     10.17     10.25        26,206      267,561   10.47%     10.80%      1.33%
            2009                 0.60%    0.90%      9.20      9.25        13,111      121,234   23.29%     23.66%      0.77%
            2008      6/5/08     0.60%    0.90%      7.46      7.48        62,998      470,267  -24.32%    -22.17%      1.97%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 0.50%    0.90%      9.91     10.02        72,788      725,898   -0.70%     -0.41%      1.00%
            2010                 0.60%    0.90%      9.98     10.06        42,332      424,453   11.03%     11.36%      1.09%
            2009                 0.60%    0.90%      8.99      9.03        43,141      388,963   24.53%     24.91%      2.62%
            2008     6/25/08     0.60%    0.90%      7.22      7.23         5,602       40,466  -23.80%      6.78%      1.80%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 0.60%    0.90%      9.59      9.69        50,758      490,450   -1.46%     -1.16%      0.74%
            2010                 0.60%    0.90%      9.73      9.81        37,079      362,955   11.54%     11.87%      0.90%
            2009                 0.60%    0.90%      8.72      8.77        22,578      197,811   26.80%     27.18%      1.81%
            2008     8/19/08     0.60%    0.90%      6.88      6.89        17,886      123,296  -23.43%    -21.79%      1.12%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 0.60%    0.90%      9.18      9.28        16,470      152,219   -2.34%     -2.05%      0.60%
            2010                 0.60%    0.90%      9.40      9.47        15,310      144,531   12.65%     12.99%      1.25%
            2009                 0.60%    0.90%      8.34      8.38         8,964       75,078   29.78%     30.17%      1.46%
            2008     8/13/08     0.60%    0.90%      6.43      6.44         5,937       38,208  -28.24%    -15.73%      0.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.50%    0.90%    $11.21    $11.37       539,984  $  6,096,648     2.75%      3.17%      2.53%
            2010                 0.50%    0.90%     10.91     11.02       262,346     2,877,305     9.51%      9.95%      3.98%
            2009                 0.50%    0.90%      9.96     10.03       195,931     1,957,130    23.73%     24.23%      4.55%
            2008      6/9/08     0.50%    0.90%      8.05      8.07        87,699       706,701   -17.37%    -14.23%      4.27%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.50%    0.90%      9.48      9.61       856,771     8,191,454    -0.90%     -0.50%      1.95%
            2010                 0.50%    0.90%      9.56      9.66       815,253     7,845,145    11.71%     12.16%      2.95%
            2009                 0.50%    0.90%      8.56      8.62       691,999     5,945,463    27.87%     28.39%      4.82%
            2008     6/12/08     0.50%    0.90%      6.69      6.71       608,454     4,078,007   -28.98%    -28.11%      2.24%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.50%    0.90%     10.32     10.47     1,283,271    13,353,268     0.26%      0.66%      1.50%
            2010                 0.50%    0.90%     10.29     10.40     1,605,545    16,627,390    10.96%     11.40%      3.15%
            2009                 0.50%    0.90%      9.27      9.33     1,414,652    13,168,211    26.89%     27.40%      4.65%
            2008      6/4/08     0.50%    0.90%      7.31      7.33     1,264,690     9,256,963   -25.37%    -21.69%      2.71%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 0.50%    0.90%      8.39      8.51       214,923     1,818,777    -0.68%     -0.28%      1.24%
            2010                 0.50%    0.90%      8.44      8.53       228,613     1,942,586     7.76%      8.19%      1.20%
            2009                 0.50%    0.90%      7.83      7.89       198,225     1,559,543    29.62%     30.14%      5.04%
            2008     6/25/08     0.50%    0.90%      6.04      6.06       189,477     1,146,894   -34.88%    -24.67%      1.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.50%    0.90%      9.59     21.86     9,147,283   126,423,426     0.94%      1.34%      0.87%
            2010                 0.50%    0.90%      9.47     21.57    10,062,279   138,590,973    13.70%     14.15%      1.13%
            2009                 0.50%    0.90%      8.30     18.89    11,034,253   133,203,313    24.98%     25.48%      1.38%
            2008                 0.50%    0.90%      6.62     15.06    12,266,531   121,898,615   -37.76%    -37.51%      2.86%
            2007                 0.50%    0.90%     10.61     24.10    12,569,927   198,381,424     4.29%      4.71%      1.08%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.50%    0.90%     11.45     46.32     1,175,547    38,687,578    -5.42%     -5.04%      0.33%
            2010                 0.50%    0.90%     12.07     48.82     1,356,943    48,146,662    25.06%     25.56%      0.54%
            2009                 0.50%    0.90%      9.62     38.92     1,455,138    41,204,060    24.89%     25.39%      0.73%
            2008                 0.50%    0.90%      7.68     31.07     1,586,510    36,559,211   -34.57%    -34.30%      0.93%
            2007                 0.50%    0.90%     11.71     47.34     1,722,258    61,433,490     3.24%      3.66%      0.60%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                 0.50%    0.90%      6.46     24.06     2,874,659    48,818,420    -2.53%     -2.14%      0.00%
            2010                 0.50%    0.90%      6.61     24.69     3,215,809    57,089,750    15.69%     16.15%      0.00%
            2009                 0.50%    0.90%      5.70     21.34     3,586,216    54,753,462    41.80%     42.37%      0.00%
            2008                 0.50%    0.90%      4.00     15.05     3,777,880    40,170,237   -42.37%    -42.14%      0.23%
            2007                 0.50%    0.90%      6.93     26.11     3,988,453    75,036,581     7.96%      8.28%      0.26%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.50%    0.90%     13.49     73.44     1,802,736    75,197,128    -3.96%     -3.58%      2.05%
            2010                 0.50%    0.90%     14.01     76.24     1,990,038    87,216,247     5.61%      6.04%      1.79%
            2009                 0.50%    0.90%     13.22     71.97     2,209,075    92,141,102    26.96%     27.47%      1.85%
            2008                 0.50%    0.90%     10.38     56.52     2,465,431    82,458,326   -38.32%    -38.07%      1.93%
            2007                 0.50%    0.90%     16.79     91.35     2,750,464   149,446,886     7.05%      7.48%      1.65%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                 0.50%    0.90%     11.79     23.43       797,629     9,785,742    -8.42%     -8.05%      0.00%
            2010                 0.50%    0.90%     12.87     25.49       883,940    11,788,342    26.11%     26.61%      0.00%
            2009                 0.50%    0.90%     10.21     20.13       997,721    10,614,838    47.09%     47.68%      0.00%
            2008                 0.50%    0.90%      6.94     13.63     1,022,392     7,288,639   -49.76%    -49.55%      0.00%
            2007                 0.50%    0.90%     13.81     27.02     1,250,745    17,657,435    23.55%     24.05%      0.00%
MFS VIT RESEARCH INITIAL CLASS
            2011                 0.60%    0.90%      9.40     14.47       842,852    10,420,688    -1.34%     -1.05%      0.85%
            2010                 0.60%    0.90%      9.50     14.67       940,023    11,820,802    14.86%     15.20%      0.93%
            2009                 0.60%    0.90%      8.25     12.77     1,060,974    11,602,672    29.38%     29.76%      1.50%
            2008                 0.60%    0.90%      6.36      9.87     1,230,013    10,412,128   -36.66%    -36.47%      0.54%
            2007                 0.60%    0.90%     10.01     15.59     1,324,877    17,788,851    12.19%     12.53%      0.69%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ---------  ----------
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.50%    0.90%    $19.17    $31.60     1,325,194  $32,753,641     5.83%      6.25%      3.18%
            2010                 0.50%    0.90%     18.06     29.74     1,387,653   32,462,599    12.79%     13.24%      3.22%
            2009                 0.50%    0.90%     15.96     26.26     1,566,129   32,418,283    32.02%     32.55%      5.06%
            2008                 0.50%    0.90%     12.05     19.81     1,932,075   31,051,477   -38.23%    -37.98%      1.55%
            2007                 0.50%    0.90%     19.45     31.94     2,100,236   54,163,436    26.75%     27.26%      0.95%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2011                 0.50%    0.90%     15.54     43.18     4,794,332   85,441,702     2.68%      3.09%      2.62%
            2010                 0.50%    0.90%     15.09     41.92     5,163,630   89,765,744     7.15%      7.58%      2.42%
            2009                 0.50%    0.90%     14.04     39.01     5,414,974   87,880,730    13.05%     13.50%      5.29%
            2008                 0.50%    0.90%     12.39     34.40     6,041,080   86,724,841     3.86%      4.28%      4.47%
            2007                 0.50%    0.90%     11.89     33.03     6,109,128   84,599,684     7.79%      8.22%      4.80%
PROFUND VP ASIA 30
            2011                 0.50%    0.90%     14.62     24.41       480,796    7,703,961   -27.65%    -27.36%      0.04%
            2010                 0.50%    0.90%     20.14     33.61       650,248   14,424,210    12.89%     13.34%      0.08%
            2009                 0.50%    0.90%     17.79     29.65       649,859   12,766,982    52.82%     53.43%      0.98%
            2008                 0.50%    0.90%     11.61     19.33       542,653    6,962,824   -51.26%    -51.07%      0.84%
            2007                 0.50%    0.90%     23.74     39.49       722,643   18,934,245    46.42%     47.01%      0.07%
PROFUND VP EUROPE 30
            2011                 0.50%    0.90%     10.29     17.83       257,684    2,862,784    -9.70%     -9.34%      0.98%
            2010                 0.50%    0.90%     11.40     19.67       270,396    3,292,439     1.71%      2.12%      1.66%
            2009                 0.50%    0.90%     11.21     19.26       273,150    3,260,622    31.11%     31.64%      2.82%
            2008                 0.50%    0.90%      8.55     14.63       249,057    2,292,080   -44.51%    -44.28%      2.12%
            2007                 0.50%    0.90%     15.41     26.26       284,519    4,639,556    13.55%     14.01%      2.24%
PROFUND VP FINANCIALS
            2011                 0.50%    0.90%      5.79      9.99       397,429    2,336,849   -14.60%    -14.26%      0.00%
            2010                 0.50%    0.90%      6.76     11.65       401,769    2,771,545     9.94%     10.38%      0.28%
            2009                 0.50%    0.90%      6.13     10.55       428,750    2,692,857    13.98%     14.44%      1.93%
            2008                 0.50%    0.90%      5.36      9.22       389,614    2,148,285   -50.99%    -50.79%      1.26%
            2007                 0.50%    0.90%     10.90     18.74       284,078    3,200,142   -19.84%    -19.52%      1.39%
PROFUND VP HEALTH CARE
            2011                 0.50%    0.90%     11.63     23.63       280,907    3,333,036     9.12%      9.56%      0.24%
            2010                 0.50%    0.90%     10.65     21.57       267,970    2,903,293     1.92%      2.33%      0.32%
            2009                 0.50%    0.90%     10.45     21.08       302,227    3,202,957    18.48%     18.96%      0.60%
            2008                 0.50%    0.90%      8.82     17.72       312,920    2,788,055   -24.97%    -24.67%      0.27%
            2007                 0.50%    0.90%     11.76     12.18       273,263    3,229,153     5.63%      5.94%      0.00%
PROFUND VP LARGE-CAP GROWTH
            2011                 0.50%    0.90%     11.25     23.01        98,491    1,124,181     2.20%      2.61%      0.00%
            2010                 0.50%    0.90%     11.01     22.43        65,752      736,548    12.17%     12.62%      0.11%
            2009                 0.50%    0.90%      9.81     19.91        80,528      803,664    28.57%     29.09%      0.00%
            2008                 0.50%    0.90%      7.63     15.43        66,111      509,331   -36.10%    -35.84%      0.00%
            2007                 0.50%    0.90%     11.94     12.48        46,536      559,901     6.00%      6.32%      0.00%
PROFUND VP LARGE-CAP VALUE
            2011                 0.50%    0.90%      9.30     17.87        94,787      958,053    -2.16%     -1.77%      1.35%
            2010                 0.50%    0.90%      9.48     18.20        63,387      671,587    11.88%     12.33%      0.93%
            2009                 0.50%    0.90%      8.44     16.20        60,409      563,287    18.40%     18.87%      1.33%
            2008                 0.50%    0.90%      7.11     13.63       158,830    1,245,501   -41.00%    -40.76%      1.65%
            2007                 0.50%    0.90%     12.02     23.00        76,970    1,024,450    -0.75%     -0.35%      0.44%
PROFUND VP RISING RATES OPPORTUNITY
            2011                 0.50%    0.90%      3.41      7.49       266,824      925,062   -38.06%    -37.81%      0.00%
            2010                 0.50%    0.90%      5.49     12.04       226,602    1,265,125   -16.78%    -16.44%      0.00%
            2009                 0.50%    0.90%      6.58     14.41       285,850    1,912,437    31.00%     31.52%      0.56%
            2008                 0.50%    0.90%      5.01     10.96       153,499      790,065   -38.53%    -38.28%      5.99%
            2007                 0.50%    0.90%      8.12      8.54       141,118    1,169,181    -6.05%     -5.76%      5.48%
PROFUND VP SMALL-CAP GROWTH
            2011                 0.50%    0.90%     13.57     23.39       231,582    3,205,902     0.37%      0.78%      0.00%
            2010                 0.50%    0.90%     13.48     23.21       146,835    2,029,232    24.60%     25.10%      0.00%
            2009                 0.50%    0.90%     10.78     18.55       161,504    1,787,421    25.04%     25.54%      0.00%
            2008                 0.50%    0.90%      8.60     14.78       203,936    1,800,681   -34.62%    -34.36%      0.00%
            2007                 0.50%    0.90%     13.11     13.70       167,237    2,253,292     3.13%      3.44%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ---------  ----------
PROFUND VP SMALL-CAP VALUE
            2011                 0.50%    0.90%    $12.18    $20.16       153,835  $ 1,934,276   -4.96%     -4.58%      0.00%
            2010                 0.50%    0.90%     12.78     21.12        74,347      988,619   21.01%     21.49%      0.11%
            2009                 0.50%    0.90%     10.53     17.39        82,005      900,704   19.32%     19.80%      0.29%
            2008                 0.50%    0.90%      8.80     14.51        67,292      615,314  -31.30%    -31.03%      0.00%
            2007                 0.50%    0.90%     12.77     13.70        72,549      964,677   -8.05%     -7.78%      0.00%
PROFUND VP TECHNOLOGY
            2011                 0.50%    0.90%     11.66     25.24       316,077    3,834,574   -2.25%     -1.86%      0.00%
            2010                 0.50%    0.90%     11.93     25.72       356,156    4,387,305    9.74%     10.18%      0.00%
            2009                 0.50%    0.90%     10.87     23.34       466,937    5,240,450   59.98%     60.62%      0.00%
            2008                 0.50%    0.90%      6.79     14.53       311,161    2,173,373  -44.85%    -44.63%      0.00%
            2007                 0.50%    0.90%     12.32     14.00       541,333    6,772,140   13.39%     13.73%      0.00%
PROFUND VP U.S. GOVERNMENT PLUS
            2011                 0.50%    0.90%     18.99     37.37       225,488    4,382,522   42.23%     42.80%      0.14%
            2010                 0.50%    0.90%     13.31     26.17       184,658    2,526,275    9.13%      9.57%      0.45%
            2009                 0.50%    0.90%     12.16     23.88       165,344    2,071,691  -33.22%    -32.95%      0.05%
            2008                 0.50%    0.90%     18.16     35.62       376,860    7,057,473   48.42%     49.01%      1.65%
            2007                 0.50%    0.90%     12.20     12.78       216,094    2,730,547    9.17%      9.50%      3.50%
T. ROWE PRICE MID-CAP GROWTH CLASS II
            2011                 0.60%    0.90%     18.67     19.34       203,800    3,870,794   -2.40%     -2.11%      0.00%
            2010                 0.60%    0.90%     19.13     19.76       234,796    4,558,419   26.63%     27.01%      0.00%
            2009                 0.60%    0.90%     15.11     15.55       276,510    4,232,581   44.06%     44.50%      0.00%
            2008                 0.60%    0.90%     10.49     10.76       327,674    3,473,690  -40.47%    -40.30%      0.00%
            2007                 0.60%    0.90%     17.62     18.03       342,757    6,095,317   16.17%     16.52%      0.00%
VANGUARD VIF MID-CAP INDEX INVESTOR CLASS
            2011                 0.50%    0.90%     15.17     23.48     1,148,812   18,784,664   -2.92%     -2.53%      1.11%
            2010                 0.50%    0.90%     15.58     24.09     1,300,397   21,875,546   24.25%     24.74%      0.98%
            2009                 0.50%    0.90%     12.50     19.31     1,403,931   19,023,224   39.11%     39.67%      1.86%
            2008                 0.50%    0.90%      8.96     13.83     1,547,226   15,069,149  -42.34%    -42.11%      1.63%
            2007                 0.50%    0.90%     15.49     23.88     1,532,276   25,877,365    5.19%      5.61%      1.26%
VANGUARD VIF REIT INDEX INVESTOR CLASS
            2011                 0.50%    0.90%     16.70     22.59     1,216,744   24,723,274    7.47%      7.90%      1.80%
            2010                 0.50%    0.90%     15.49     20.94     1,389,801   26,123,802   27.10%     27.61%      2.71%
            2009                 0.50%    0.90%     12.15     16.41     1,304,881   19,862,406   27.99%     28.50%      5.10%
            2008                 0.50%    0.90%      9.47     12.77     1,348,291   16,116,651  -37.81%    -37.56%      3.49%
            2007                 0.50%    0.90%     15.18     20.45     1,378,111   26,667,394  -17.35%    -17.02%      2.05%
VANGUARD VIF SMALL COMPANY GROWTH INVESTOR CLASS
            2011                 0.50%    0.90%     14.65     25.13       950,623   14,973,829    0.45%      0.85%      0.19%
            2010                 0.50%    0.90%     14.55     24.92     1,135,981   17,705,694   30.61%     31.13%      0.34%
            2009                 0.50%    0.90%     11.10     19.00     1,086,101   13,025,186   38.13%     38.68%      1.05%
            2008                 0.50%    0.90%      8.01     13.70     1,118,668    9,710,450  -40.01%    -39.77%      0.69%
            2007                 0.50%    0.90%     13.32     14.74     1,136,860   16,441,561    2.84%      3.15%      0.54%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                                  AGGREGATE     AGGREGATE
                                                                   COST OF       PROCEEDS
SUBACCOUNT                                                        PURCHASES     FROM SALES
--------------------------------------------------------------   -----------   -----------
American Century VP International Class I                        $ 2,077,183   $ 3,071,738
American Century VP Value Class II                                   930,289     1,051,015
American Funds Growth Class 2                                      1,788,598     8,465,499
American Funds Growth-Income Class 2                               2,398,604     3,394,524
Delaware VIP High Yield Standard Class                             6,112,053     3,458,336
DWS VIP Small Cap Index Class B                                      569,721     1,502,480
Fidelity VIP Contrafund Initial Class                              1,829,438    10,413,179
Fidelity VIP Equity-Income Initial Class                           2,180,852     4,079,376
Fidelity VIP Growth Initial Class                                  2,246,211     5,060,056
Fidelity VIP High Income Initial Class                                29,890        37,857
Fidelity VIP Investment Grade Bond Service Class 2                 6,247,382     4,283,503
Fidelity VIP Mid Cap Service Class 2                               1,728,373     5,979,871
FTVIPT Franklin Small Cap Value Class 2                              879,398     3,017,454
FTVIPT Templeton Foreign Securities Class 1                        2,039,709     6,141,813
FTVIPT Templeton Foreign Securities Class 2                        1,617,738     1,840,699
Goldman Sachs VIT Strategic Growth Institutional Class             1,526,574     1,751,179
LVIP Capital Growth Standard Class                                   464,656    11,588,041
LVIP Columbia Value Opportunities Standard Class                   1,875,252     3,448,658
LVIP Delaware Bond Service Class                                   4,886,389     5,092,147
LVIP Delaware Foundation Conservative Allocation Service Class     2,744,089     5,416,000
LVIP Delaware Growth and Income Service Class                        590,567     2,019,000
LVIP MFS International Growth Standard Class                       3,962,487     6,058,588
LVIP MFS Value Standard Class                                      1,108,986     6,163,912
LVIP Mid-Cap Value Standard Class                                    426,789     4,545,008
LVIP Money Market Standard Class                                  35,826,157    39,512,625
LVIP Protected Profile 2010 Standard Class                            15,489        65,399
LVIP Protected Profile 2020 Standard Class                           601,931       286,389
LVIP Protected Profile 2030 Standard Class                           217,445        79,526
LVIP Protected Profile 2040 Standard Class                            19,776         9,054
LVIP Protected Profile Conservative Standard Class                 3,815,812       684,333
LVIP Protected Profile Growth Standard Class                       2,219,205     1,645,376
LVIP Protected Profile Moderate Standard Class                     3,871,889     6,974,621
LVIP SSgA Global Tactical Allocation Standard Class                  742,287       878,244
LVIP SSgA S&P 500 Index Standard Class                            13,495,324    27,071,883
LVIP SSgA Small-Cap Index Standard Class                           1,601,126     9,073,878
LVIP T. Rowe Price Growth Stock Standard Class                     1,987,569     9,507,769
LVIP Templeton Growth Standard Class                               2,155,707    10,277,252
LVIP Turner Mid-Cap Growth Standard Class                          4,643,579     5,766,812
MFS VIT Research Initial Class                                       181,722     1,453,227
MFS VIT Utilities Initial Class                                    4,929,239     5,556,305
PIMCO VIT Total Return Administrative Class                       13,406,993    17,329,103
ProFund VP Asia 30                                                 2,477,132     5,439,084
ProFund VP Europe 30                                                 796,092       862,736
ProFund VP Financials                                              2,316,842     2,153,755
ProFund VP Health Care                                             4,896,038     4,474,191

                                                                  AGGREGATE  AGGREGATE
                                                                   COST OF    PROCEEDS
SUBACCOUNT                                                        PURCHASES  FROM SALES
--------------------------------------------------------------   ----------  ----------
ProFund VP Large-Cap Growth                                      $  599,290  $  244,714
ProFund VP Large-Cap Value                                        2,497,113   2,207,183
ProFund VP Rising Rates Opportunity                                 605,875     434,601
ProFund VP Small-Cap Growth                                       5,219,541   3,946,802
ProFund VP Small-Cap Value                                        2,279,339   1,297,265
ProFund VP Technology                                             4,818,564   5,032,400
ProFund VP U.S. Government Plus                                   4,925,044   4,291,884
T. Rowe Price Mid-Cap Growth Class II                               541,038     727,128
Vanguard VIF Mid-Cap Index Investor Class                         3,431,410   5,988,483
Vanguard VIF REIT Index Investor Class                            3,968,978   6,587,242
Vanguard VIF Small Company Growth Investor Class                  1,963,580   4,892,754

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                   NET
                                                                    SHARES        ASSET       FAIR VALUE
SUBACCOUNT                                                          OWNED         VALUE        OF SHARES    COST OF SHARES
--------------------------------------------------------------   -----------   -----------   ------------   --------------
American Century VP International Class I                          1,928,842      $ 7.43     $ 14,331,295    $ 16,063,162
American Century VP Value Class II                                 1,468,490        5.80        8,517,242       9,090,229
American Funds Growth Class 2                                        768,193       51.68       39,700,229      38,634,547
American Funds Growth-Income Class 2                                 874,326       33.07       28,913,953      30,471,166
Delaware VIP High Yield Standard Class                             1,531,248        5.68        8,697,488       8,494,455
DWS VIP Small Cap Index Class B                                      970,657       11.77       11,424,637      11,463,145
Fidelity VIP Contrafund Initial Class                              3,169,688       23.02       72,966,213      78,089,655
Fidelity VIP Equity-Income Initial Class                           1,714,409       18.69       32,042,309      36,086,730
Fidelity VIP Growth Initial Class                                    837,206       36.89       30,884,537      29,810,226
Fidelity VIP High Income Initial Class                                79,611        5.39          429,102         627,797
Fidelity VIP Investment Grade Bond Service Class 2                 1,790,874       12.72       22,779,922      22,378,882
Fidelity VIP Mid Cap Service Class 2                                 759,979       28.58       21,720,195      21,414,158
FTVIPT Franklin Small Cap Value Class 2                              888,517       15.53       13,798,676      13,086,145
FTVIPT Templeton Foreign Securities Class 1                        3,242,476       12.78       41,438,845      48,180,138
FTVIPT Templeton Foreign Securities Class 2                        1,497,375       12.56       18,807,025      20,500,623
Goldman Sachs VIT Strategic Growth Institutional Class               448,850       11.64        5,224,615       4,790,489
LVIP Capital Growth Standard Class                                 3,585,616       23.31       83,562,776      81,829,890
LVIP Columbia Value Opportunities Standard Class                   1,145,769       10.36       11,866,732      12,400,301
LVIP Delaware Bond Service Class                                   1,054,078       13.92       14,668,547      14,442,891
LVIP Delaware Foundation Conservative Allocation Service Class     2,489,241       13.44       33,450,425      40,668,093
LVIP Delaware Growth and Income Service Class                        675,527       28.96       19,561,234      22,974,308
LVIP MFS International Growth Standard Class                       2,816,524       10.91       30,736,722      31,933,675
LVIP MFS Value Standard Class                                      1,874,357       22.45       42,069,949      36,145,705
LVIP Mid-Cap Value Standard Class                                  1,311,052       12.86       16,853,568      15,832,645
LVIP Money Market Standard Class                                   3,925,924       10.00       39,259,243      39,259,227
LVIP Protected Profile 2010 Standard Class                            20,829       10.60          220,869         202,463
LVIP Protected Profile 2020 Standard Class                            71,457       10.16          725,927         692,752
LVIP Protected Profile 2030 Standard Class                            48,900       10.03          490,469         467,895
LVIP Protected Profile 2040 Standard Class                            16,019        9.50          152,225         141,045
LVIP Protected Profile Conservative Standard Class                   498,682       12.23        6,096,882       5,783,166
LVIP Protected Profile Growth Standard Class                         732,050       11.19        8,191,638       7,546,862
LVIP Protected Profile Moderate Standard Class                     1,127,469       11.84       13,353,746      12,569,902
LVIP SSgA Global Tactical Allocation Standard Class                  178,440       10.19        1,818,842       1,754,406
LVIP SSgA S&P 500 Index Standard Class                            14,211,409        8.90      126,424,695     117,843,683
LVIP SSgA Small-Cap Index Standard Class                           2,272,118       17.03       38,685,075      36,159,294
LVIP T. Rowe Price Growth Stock Standard Class                     2,800,259       17.44       48,822,519      51,412,468
LVIP Templeton Growth Standard Class                               3,111,864       24.16       75,188,853      71,760,773
LVIP Turner Mid-Cap Growth Standard Class                            937,967       10.43        9,783,935       9,800,954
MFS VIT Research Initial Class                                       554,891       18.78       10,420,845       9,728,498
MFS VIT Utilities Initial Class                                    1,255,973       26.08       32,755,780      29,927,296
PIMCO VIT Total Return Administrative Class                        7,753,494       11.02       85,443,508      82,913,256

                                                                                   NET
                                                                    SHARES        ASSET       FAIR VALUE
SUBACCOUNT                                                          OWNED         VALUE        OF SHARES  COST OF SHARES
--------------------------------------------------------------   -----------   -----------   -----------  --------------
ProFund VP Asia 30                                                   182,604      $42.19     $ 7,704,068    $10,766,615
ProFund VP Europe 30                                                 149,030       19.21       2,862,857      3,602,031
ProFund VP Financials                                                136,889       17.07       2,336,695      2,810,695
ProFund VP Health Care                                               105,000       31.74       3,332,696      3,149,211
ProFund VP Large-Cap Growth                                           32,346       34.61       1,119,500      1,002,597
ProFund VP Large-Cap Value                                            40,222       23.82         958,097      1,004,401
ProFund VP Rising Rates Opportunity                                  123,322        7.50         924,916      1,580,877
ProFund VP Small-Cap Growth                                          110,495       29.00       3,204,357      3,170,712
ProFund VP Small-Cap Value                                            73,816       26.18       1,932,510      1,913,571
ProFund VP Technology                                                231,015       16.59       3,832,543      3,699,267
ProFund VP U.S. Government Plus                                      156,014       28.09       4,382,431      3,570,494
T. Rowe Price Mid-Cap Growth Class II                                185,923       20.82       3,870,920      3,771,908
Vanguard VIF Mid-Cap Index Investor Class                          1,296,958       14.49      18,792,922     18,548,486
Vanguard VIF REIT Index Investor Class                             2,269,736       10.90      24,740,127     25,941,771
Vanguard VIF Small Company Growth Investor Class                     836,987       17.89      14,973,697     13,451,964

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                   UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------   ---------   ----------   ------------
American Century VP International Class I                          147,502     (223,010)     (75,508)
American Century VP Value Class II                                  60,401      (77,843)     (17,442)
American Funds Growth Class 2                                      102,750     (479,852)    (377,102)
American Funds Growth-Income Class 2                               140,930     (227,295)     (86,365)
Delaware VIP High Yield Standard Class                             437,742     (268,735)     169,007
DWS VIP Small Cap Index Class B                                     37,528      (97,781)     (60,253)
Fidelity VIP Contrafund Initial Class                               54,653     (384,571)    (329,918)
Fidelity VIP Equity-Income Initial Class                           103,141     (271,802)    (168,661)
Fidelity VIP Growth Initial Class                                  179,777     (379,880)    (200,103)
Fidelity VIP High Income Initial Class                                   9       (2,028)      (2,019)
Fidelity VIP Investment Grade Bond Service Class 2                 369,418     (304,792)      64,626
Fidelity VIP Mid Cap Service Class 2                                69,195     (251,065)    (181,870)
FTVIPT Franklin Small Cap Value Class 2                             49,029     (155,655)    (106,626)
FTVIPT Templeton Foreign Securities Class 1                         46,298     (213,049)    (166,751)
FTVIPT Templeton Foreign Securities Class 2                         92,469     (127,815)     (35,346)
Goldman Sachs VIT Strategic Growth Institutional Class             157,434     (181,735)     (24,301)
LVIP Capital Growth Standard Class                                  34,997     (377,449)    (342,452)
LVIP Columbia Value Opportunities Standard Class                   103,799     (188,151)     (84,352)
LVIP Delaware Bond Service Class                                   228,357     (271,879)     (43,522)
LVIP Delaware Foundation Conservative Allocation Service Class      33,606     (205,016)    (171,410)
LVIP Delaware Growth and Income Service Class                       60,426     (164,380)    (103,954)
LVIP MFS International Growth Standard Class                       223,213     (469,706)    (246,493)
LVIP MFS Value Standard Class                                       23,977     (190,605)    (166,628)
LVIP Mid-Cap Value Standard Class                                   29,262     (245,350)    (216,088)
LVIP Money Market Standard Class                                 1,875,231   (2,235,762)    (360,531)
LVIP Protected Profile 2010 Standard Class                           1,405       (6,102)      (4,697)
LVIP Protected Profile 2020 Standard Class                          58,859      (28,403)      30,456
LVIP Protected Profile 2030 Standard Class                          21,617       (7,938)      13,679
LVIP Protected Profile 2040 Standard Class                           2,056         (896)       1,160
LVIP Protected Profile Conservative Standard Class                 337,552      (59,914)     277,638
LVIP Protected Profile Growth Standard Class                       211,617     (170,099)      41,518
LVIP Protected Profile Moderate Standard Class                     352,256     (674,530)    (322,274)
LVIP SSgA Global Tactical Allocation Standard Class                 85,442      (99,132)     (13,690)
LVIP SSgA S&P 500 Index Standard Class                             761,932   (1,676,928)    (914,996)
LVIP SSgA Small-Cap Index Standard Class                            43,698     (225,094)    (181,396)
LVIP T. Rowe Price Growth Stock Standard Class                     120,722     (461,872)    (341,150)
LVIP Templeton Growth Standard Class                                24,465     (211,767)    (187,302)
LVIP Turner Mid-Cap Growth Standard Class                          326,581     (412,892)     (86,311)
MFS VIT Research Initial Class                                       9,312     (106,483)     (97,171)

                                                                   UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------   ---------   ----------   ------------
MFS VIT Utilities Initial Class                                    148,481     (210,940)     (62,459)
PIMCO VIT Total Return Administrative Class                        611,552     (980,850)    (369,298)
ProFund VP Asia 30                                                  88,073     (257,525)    (169,452)
ProFund VP Europe 30                                                62,227      (74,939)     (12,712)
ProFund VP Financials                                              337,917     (342,257)      (4,340)
ProFund VP Health Care                                             417,820     (404,883)      12,937
ProFund VP Large-Cap Growth                                         53,994      (21,255)      32,739
ProFund VP Large-Cap Value                                         232,849     (201,449)      31,400
ProFund VP Rising Rates Opportunity                                121,990      (81,768)      40,222
ProFund VP Small-Cap Growth                                        370,104     (285,357)      84,747
ProFund VP Small-Cap Value                                         177,242      (97,754)      79,488
ProFund VP Technology                                              388,765     (428,844)     (40,079)
ProFund VP U.S. Government Plus                                    339,597     (298,767)      40,830
T. Rowe Price Mid-Cap Growth Class II                                4,751      (35,747)     (30,996)
Vanguard VIF Mid-Cap Index Investor Class                          185,002     (336,587)    (151,585)
Vanguard VIF REIT Index Investor Class                             160,023     (333,080)    (173,057)
Vanguard VIF Small Company Growth Investor Class                   122,357     (307,715)    (185,358)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                   UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------   ---------   ----------   ------------
American Century VP International Class I                          341,053     (388,492)     (47,439)
American Century VP Value Class II                                 105,053     (140,641)     (35,588)
American Funds Growth Class 2                                      841,727   (1,073,155)    (231,428)
American Funds Growth-Income Class 2                               351,283     (445,481)     (94,198)
Delaware VIP High Yield Standard Class                             444,090     (579,018)    (134,928)
DWS VIP Small Cap Index Class B                                    255,651     (345,335)     (89,684)
Fidelity VIP Contrafund Initial Class                              435,622     (781,672)    (346,050)
Fidelity VIP Equity-Income Initial Class                           410,349     (783,361)    (373,012)
Fidelity VIP Growth Initial Class                                  693,299   (1,034,744)    (341,445)
Fidelity VIP High Income Initial Class                                  17       (2,110)      (2,093)
Fidelity VIP Investment Grade Bond Service Class 2                 585,805     (711,778)    (125,973)
Fidelity VIP Mid Cap Service Class 2                               508,405     (466,917)      41,488
FTVIPT Franklin Small Cap Value Class 2                            372,470     (388,282)     (15,812)
FTVIPT Templeton Foreign Securities Class 1                        266,504     (500,289)    (233,785)
FTVIPT Templeton Foreign Securities Class 2                        301,518     (286,858)      14,660
Goldman Sachs VIT Strategic Growth Institutional Class             121,923     (313,493)    (191,570)
LVIP Capital Growth Standard Class                                 498,383   (1,021,218)    (522,835)
LVIP Columbia Value Opportunities Standard Class                   207,056     (296,002)     (88,946)
LVIP Delaware Bond Service Class                                 1,240,376   (1,327,968)     (87,592)
LVIP Delaware Foundation Conservative Allocation Service Class     223,477     (467,486)    (244,009)
LVIP Delaware Growth and Income Service Class                      301,470     (445,835)    (144,365)
LVIP MFS International Growth Standard Class                       453,527     (685,568)    (232,041)
LVIP MFS Value Standard Class                                      198,581     (362,772)    (164,191)
LVIP Mid-Cap Value Standard Class                                  438,531     (458,040)     (19,509)
LVIP Money Market Standard Class                                 2,241,712   (2,655,715)    (414,003)
LVIP SSgA Global Tactical Allocation Standard Class                148,826     (118,438)      30,388
LVIP SSgA S&P 500 Index Standard Class                           1,400,829   (2,372,803)    (971,974)
LVIP SSgA Small-Cap Index Standard Class                           381,035     (479,230)     (98,195)
LVIP T. Rowe Price Growth Stock Standard Class                     617,289     (987,696)    (370,407)
LVIP Templeton Growth Standard Class                               267,332     (486,369)    (219,037)
LVIP Turner Mid-Cap Growth Standard Class                          347,592     (461,373)    (113,781)
LVIP Protected Profile 2010 Standard Class                          14,528       (1,433)      13,095
LVIP Protected Profile 2020 Standard Class                          22,659      (23,468)        (809)
LVIP Protected Profile 2030 Standard Class                          26,237      (11,736)      14,501
LVIP Protected Profile 2040 Standard Class                          21,837      (15,491)       6,346
LVIP Protected Profile Conservative Standard Class                 175,855     (109,440)      66,415
LVIP Protected Profile Moderate Standard Class                     626,082     (435,189)     190,893
LVIP Protected Profile Growth Standard Class                       343,875     (220,621)     123,254
MFS VIT Research Initial Class                                     106,507     (227,458)    (120,951)
MFS VIT Utilities Initial Class                                    231,498     (409,974)    (178,476)

                                                                   UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------   ---------   ----------   ------------
PIMCO VIT Total Return Administrative Class                      1,718,090   (1,969,434)    (251,344)
ProFund VP Asia 30                                                 274,397     (274,008)         389
ProFund VP Europe 30                                                81,084      (83,838)      (2,754)
ProFund VP Financials                                              400,160     (427,141)     (26,981)
ProFund VP Health Care                                              96,011     (130,268)     (34,257)
ProFund VP Large-Cap Growth                                        143,500     (158,276)     (14,776)
ProFund VP Large-Cap Value                                          54,439      (51,461)       2,978
ProFund VP Rising Rates Opportunity                                163,838     (223,086)     (59,248)
ProFund VP Small-Cap Growth                                        130,256     (144,925)     (14,669)
ProFund VP Small-Cap Value                                          77,048      (84,706)      (7,658)
ProFund VP Technology                                              292,665     (403,446)    (110,781)
ProFund VP U.S. Government Plus                                    284,022     (264,708)      19,314
T. Rowe Price Mid-Cap Growth Class II                               23,451      (65,165)     (41,714)
Vanguard VIF Mid-Cap Index Investor Class                          362,680     (466,214)    (103,534)
Vanguard VIF REIT Index Investor Class                             634,805     (549,885)      84,920
Vanguard VIF Small Company Growth Investor Class                   530,641     (480,761)      49,880

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 24, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 24, 2012

Part C - Ensemble III

Item 26:  Exhibits

(1) Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984. (1)

(2)  N/A

(3) Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. (2).

(4)  Policy (3)
     Specimen Riders (4)

     (a) Specimen Death Benefit Maintenance Rider (5)
     (b) Specimen Accelerated Benefits Rider (5)
     (c) Specimen Accidental Death Benefit Rider (5)
     (d) Specimen Automatic Insurance Rider (5)
     (e) Specimen Accelerated Benefits Rider (5)
     (f) Specimen Guaranteed Death Benefit Rider (5)
     (g) Specimen Guaranteed Insurability Option Rider (5)
     (h) Specimen Supplemental Coverage Rider (5)
     (i) Specimen Spouse Term Insurance Rider (5)
     (j) Specimen Disability Waiver of Monthly Deduction Benefit Rider (5)
     (k) Specimen Disability Waiver of Specified Premium Benefit Rider (5)
     (l) Children's Term Insurance Rider (6)

(5)  Specimen Application (5)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company(7)
     (b) By-laws of The Lincoln National Life Insurance Company(8)

(7)  Reinsurance Contracts(5)

(8) Fund Participation Agreement between The Lincoln National Life Insurance Company and:

     (a)  American Century Investment Variable Portfolios, Inc. (14)
     (b)  American Funds Insurance Series(13)
     (c)  Delaware VIP Trust(13)
     (d)  DWS Investments VIT Funds(9)
     (e)  Fidelity(R) Variable Insurance Products(13)
     (f)  Franklin Templeton Variable Insurance Products Trust(14)

     (g)  Goldman Sachs Variable Insurance Trust(13)
     (h)  Lincoln Variable Insurance Products Trust(13)
     (i)  MFS(R) Variable Insurance Trust(13)
     (j)  PIMCO Variable Insurance Trust(14)
     (k)  ProFunds VP(15)
     (l)  T. Rowe Price Equity Series, Inc. (11)
     (m)  Vanguard Variable Insurance Fund(15)

(9)  Accounting and Financial Administration Services Agreement dated October
     1, 2007among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork. (12)

(10) N/A

(11) Opinion and Consent of John L. Reizian, Esq.

(12) N/A

(13) N/A

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
     Firm.

(15) N/A

(16) N/A

(17) Compliance Procedures (13)


----------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No: 333-93367) filed on April 19, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 033-07734) filed on April 29, 2003.

(7)  Incorporated by reference to Pre-Effective Amendment No. 1 (File No.:
     333-04999) filed on September 24, 1996.

(8)  Incorporated by reference to Post-Effective Amendment No. 3 (File No.:
     333-118478) filed on April 5, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No.: 333-146507) filed on April 1, 2010.

(10) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No.: 333-170695) filed on March 30, 2012.

(11) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No.: 033-77496) filed on April 2, 2007.

(12) Incorporated by reference to Registration Statement on Form N-4 (File
     No.: 333-147673) filed on November 28, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No.: 333-146507) filed on April 3, 2012.

(14) Incorporated by reference to Post-Effective Amendment No. 16 on From N-6 (File No.: 333-146507) filed on April 1, 2011.

(15) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No.: 333-77496) filed on April 26, 2007.

----------------------------------------

Item 27. Directors and Officers of the Depositor

Name                          Positions and Offices with Depositor
---------------------------   ---------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen*****            Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Senior Vice President and Secretary
C. Phillip Elam II*****       Senior Vice President, Chief Investment Officer
Randall Freitag**             Executive Vice President, Chief Financial Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is 150 North Radnor Chester Road, Radnor, PA
19087

***Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (10)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(8) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account
      J; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln
      Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Keith J. Ryan***           Vice President, Chief Financial Officer and Director
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Jeffrey D. Coutts*         Senior Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director


   * Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 7 to the Registration Statement (File No.:
333-144272; 811-4160; CIK No. 0000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 25th day of April, 2012. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A
            (REGISTRANT)


            By      /s/ Michael L. Parker
              ------------------------------------
              Michael L. Parker
              Vice President
              The Lincoln National Life Insurance Company




            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
            (DEPOSITOR)



            By      /s/ Michael L. Parker
              ------------------------------------
              Michael L. Parker
              Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement (File No.:
333-144272; 811-4160; CIK No. 0000757552) on Form N-6 has been signed below on April 25, 2012, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                            TITLE
---------                                                            -----
/s/ Dennis R. Glass *                                                President and Director
---------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                            Executive Vice President; Chief Administrative Officer
---------------------------------                                    and Director
Charles C. Cornelio

/s/ C Phillip Elam II *                                              Senior Vice President, Chief Investment Officer
---------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                              Executive Vice President; Chief Financial Officer and Director
---------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                                  Senior Vice President and Director
---------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                                  Vice President and Director
---------------------------------
Keith J. Ryan



* By      /s/ John L. Reizian
    ---------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                              POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137,
333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123;
811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274,
333-144275; 811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695;
333-175888; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                TITLE
---------                                                -----
/s/ Dennis R. Glass                                      President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                                  Executive Vice President; Chief Administrative Officer
------------------------------                           and Director
Charles C. Cornelio

/s/ C. Phillip Elam II                                   Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                                    Senior Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ Mark E. Konen                                        Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ Keith J. Ryan                                        Vice President and Director
------------------------------
Keith J. Ryan


Version dated: March 2012